ANNUAL MEETING OF SHAREHOLDERS

_______________

April 12, 2004

Dear Shareholder:

You are cordially invited to attend the 2004 Annual Meeting of Shareholders of LandAmerica Financial Group, Inc., which is to be held in the Ballroom on the 1st Floor of the Commonwealth Club, located at 401 West Franklin Street, Richmond, Virginia, on Wednesday, May 26, 2004, at 9:00 a.m.  At the Meeting, you will be asked to elect four directors to serve three-year terms, to approve amendments to the LandAmerica Financial Group, Inc. 2000 Stock Incentive Plan, to approve the LandAmerica Financial Group, Inc. Executive Voluntary Deferral Plan and to approve the LandAmerica Financial Group, Inc. Outside Directors Deferral Plan.

Whether or not you plan to attend the Meeting, it is important that your shares be represented and voted at the Meeting.  You can vote by signing, dating and returning the enclosed proxy card or voting instruction.  Also, registered shareholders and participants in plans holding shares of the Company’s Common Stock may vote by telephone or over the Internet.  Instructions for using these convenient services are set forth on the proxy card or voting instruction.  Beneficial owners of shares held in street name should follow the enclosed instructions for voting their shares.  I hope you will be able to attend the Meeting, but even if you cannot, please vote your shares as soon as you can.

Sincerely,

/s/ Charles H. Foster, Jr.

CHARLES H. FOSTER, JR.

Chairman and Chief

Executive Officer

LandAmerica Financial Group, Inc.

101 Gateway Centre Parkway

Gateway One

Richmond, Virginia 23235-5153

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

The Annual Meeting of Shareholders (the “Meeting”) of LandAmerica Financial Group, Inc. (the “Company”) will be held in the Ballroom on the 1st Floor of the Commonwealth Club, located at 401 West Franklin Street, Richmond, Virginia, on Wednesday, May 26, 2004, at 9:00 a.m., for the following purposes:

(1)

To elect four directors to serve three-year terms;

(2)

To approve amendments to the LandAmerica Financial Group, Inc. 2000 Stock Incentive Plan;

(3)

To approve the LandAmerica Financial Group, Inc. Executive Voluntary Deferral Plan;

(4)

To approve the LandAmerica Financial Group, Inc. Outside Directors Deferral Plan; and

(5)

To act upon such other matters as may properly come before the Meeting or any adjournments thereof.

Only holders of shares of Common Stock of record at the close of business on April 2, 2004, shall be entitled to notice of and to vote at the Meeting.

By Order of the Board of Directors,

Michelle H. Gluck

Secretary

April 12, 2004

PROXY STATEMENT

The enclosed proxy is solicited by the Board of Directors of the Company.  A shareholder may revoke the proxy at any time prior to its use, but proxies properly executed and received by the Secretary prior to the Meeting, and not revoked, will be voted in accordance with the terms thereof.  Registered shareholders and participants in plans holding shares of the Company’s Common Stock are urged to complete, sign and date the enclosed proxy or voting instruction and return it as promptly as possible in the postage-paid envelope enclosed for that purpose.  Shareholders and plan participants can also deliver proxies and voting instructions by calling a toll-free telephone number or by using the Internet.  The telephone and Internet voting procedures are designed to authenticate shareholders’ and plan participants’ identities, to allow shareholders and plan participants to give their voting instructions and to confirm that such instructions have been recorded properly.  Instructions for voting by telephone or over the Internet are set forth on the enclosed proxy card or voting instruction.  If your shares are held in street name with your bank or broker, please follow the instructions enclosed with this Proxy Statement.

The Company will pay all of the costs associated with this proxy solicitation.  Proxies are being solicited by mail and may also be solicited in person or by telephone, telefacsimile or other means of electronic transmission by directors, officers and employees of the Company.  The Company will reimburse banks, brokerage firms, and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding proxy materials to the beneficial owners of the shares of the Company’s Common Stock.  It is contemplated that additional solicitation of proxies will be made by Georgeson Shareholder Communications, Inc., at an anticipated cost to the Company of approximately $9,500, plus reimbursement of out-of-pocket expenses.

This Proxy Statement will be mailed to registered holders of the Common Stock of the Company on or about April 12, 2004.

VOTING RIGHTS

The Company had 18,915,312 shares of Common Stock outstanding as of April 2, 2004, each having one vote.  Only holders of the Company’s Common Stock of record at the close of business on April 2, 2004, will be entitled to vote.  A majority of the shares entitled to vote, represented in person or by proxy, will constitute a quorum for the transaction of business at the Meeting.  Abstentions and shares held in street name (“Broker Shares”) voted as to any matter at the Meeting will be included in determining the number of shares present or represented at the Meeting.  Broker Shares that are not voted on any matter at the Meeting will not be included in determining the number of shares present or represented at the Meeting.

The Company is not aware of any matters that are to come before the Meeting other than those described in this Proxy Statement.  However, if other matters do properly come before the Meeting, it is the intention of the persons named in the enclosed proxy card to vote such proxy in accordance with their best judgment.

PROPOSAL ONE

ELECTION OF DIRECTORS

At the Meeting, four directors are to be elected for terms of three years.  Seven other directors have been elected to terms that end in either 2005 or 2006, as indicated below.  The following pages set forth certain information concerning the nominees and the directors whose terms of office will continue after the Meeting.  All of the nominees and incumbent directors listed below were previously elected directors by the shareholders.

Proxies, unless otherwise specified, will be voted for the election of the nominees listed to serve as directors.  The election of each nominee for Director requires a plurality of the votes cast in the election of directors.  If, at the time of the Meeting, any nominee should be unavailable to serve as a director, it is intended that votes will be cast, pursuant to the enclosed proxy, for such substitute nominee as may be nominated by the Board of Directors, or the Board of Directors may reduce the number of directors.  Each nominee has consented to being named in this Proxy Statement and to serve if elected.

Nominees for Election for Terms Expiring in 2007

THEODORE L. CHANDLER, JR., 51, is President and Chief Operating Officer of the Company and of each of Lawyers Title Insurance Corporation (“Lawyers Title”), Commonwealth Land Title Insurance Company (“Commonwealth”) and Transnation Title Insurance Company (“Transnation”), all of which are wholly owned subsidiaries of the Company, positions he has held since January 1, 2004.  From July 2002 to December 31, 2003, he was Chief Operating Officer of the Company and of each of Lawyers Title, Commonwealth and Transnation.  From January 2000 to July 2002, he held the position of Senior Executive Vice President of the Company and of each of Lawyers Title, Commonwealth and Transnation.  Prior to that time, Mr. Chandler was a member of the law firm of Williams Mullen, a position he held for more than five years.  He is a director of Hilb, Rogal and Hamilton Company.  Mr. Chandler has been a director since 1991.

CHARLES H. FOSTER, JR., 61, is Chairman and Chief Executive Officer of the Company and of Lawyers Title, positions he has held for more than five years.  He is also Chairman and Chief Executive Officer of each of Commonwealth and Transnation, positions he has held since June 1999.  Mr. Foster is a director of Universal Corporation and Overnite Corporation.  He is Chairman of the Executive Committee and has been a director since 1991.

ROBERT T. SKUNDA, 57, is President and Chief Executive Officer of the Virginia Biotechnology Research Park (a center for the development of Virginia’s biotechnology and biomedical industries), positions he has held for more than five years.  Mr. Skunda is a member of the Audit Committee, the Investment Funds Committee and the Corporate Governance Committee and has been a director since 2001.

MARSHALL B. WISHNACK, 57, was Chairman and Chief Executive Officer of Wheat First Union (now Wachovia Securities) (the securities brokerage division of Wachovia Corporation) from April 1996 until his retirement in December 1999.  He is a director of S&K Famous Brands, Inc.  Mr. Wishnack is Chairman of the Executive Compensation Committee and a member of the Finance Committee and the Corporate Governance Committee.  He has been a director since 1991.

The Board of Directors recommends that the shareholders vote for the nominees set forth above.

Incumbent Directors Whose Terms Expire in 2006

JANET A. ALPERT, 57, is Vice-Chairman of the Company and each of Lawyers Title, Commonwealth and Transnation, a position she has held since January 1, 2004.  Prior to that date, Ms. Alpert was President of the Company and of each of Lawyers Title, Commonwealth and Transnation, positions she held for more than five years.  Ms. Alpert has been a director since 1994.

MICHAEL DINKINS, 50, is Vice President and Chief Financial Officer of Worldwide Customer Services Operation for NCR Corporation (a manufacturer and service provider for automated teller and retail point of sale machines), a position he has held since September 2002.  From August 1999 to March 2002, he was Chairman, President and Chief Executive Officer of Access Worldwide Communications, Inc. (“Access Worldwide”) (a marketing services company) and, from August 1997 to August 1999, he was Chief Financial Officer of Access Worldwide.  Mr. Dinkins is Chairman of the Finance Committee and a member of the Audit Committee and the Investment Funds Committee.  He has been a director since 1997.

JOHN P. McCANN, 59, is the Executive Director of New Town Associates, LLC (a developer of real estate mixed use projects), a position he has held since June 2002.  From January 1999 to March 2001, he was Chairman and Chief Executive Officer of United Dominion Realty Trust, Inc. (“United Dominion”) (an apartment real estate investment trust).  Mr. McCann is a director of United Dominion.  He is Chairman of the Investment Funds Committee and a member of the Executive Committee and the Finance Committee.  Mr. McCann has been a director since 1997.

Incumbent Directors Whose Terms Expire in 2005

ROBERT F. NORFLEET, JR., 64, is a retired Corporate Executive Vice President and Senior Credit Officer with Crestar Bank (now SunTrust Bank).  From December 1999 to December 2000, he served as a consultant to SunTrust Bank, and from December 1996 to December 1999, he was a consultant in the capacity of director of Client Relations for the Trust and Investment Management Group for Crestar Bank.  Mr. Norfleet is Chairman of the Audit Committee and a member of the Executive Committee and the Corporate Governance Committee.  He has been a director since 1991.

JULIOUS P. SMITH, JR., 61, is Chairman and Chief Executive Officer and a member of the law firm of Williams Mullen.  Prior to June 1999, he was President and Chief Executive Officer and a member of that law firm, positions he held for more than five years. Mr. Smith is a director of Hilb, Rogal and Hamilton Company.  He is a member of the Executive Committee, the Investment Funds Committee and the Corporate Governance Committee and has been a director since 2000.  Williams Mullen acts as counsel to the Company.

THOMAS G. SNEAD, JR., 50, is President of Anthem Southeast, a subsidiary of Anthem, Inc. (a managed care and health insurance company) (formerly Trigon Healthcare, Inc. (“Trigon”)). From April 2000 to July 2002, he was Chairman and Chief Executive Officer of Trigon and, from April 1999 to April 2000, he was President and Chief Executive Officer of Trigon.  He is a member of the Executive Compensation Committee, the Investment Funds Committee and the Finance Committee and has been a director since 2001.

EUGENE P. TRANI, 64, is President of Virginia Commonwealth University (an urban, public research university), a position he has held for more than five years.  He is a director of Universal Corporation.  Dr. Trani is Chairman of the Corporate Governance Committee and a member of the Audit Committee and the Executive Compensation Committee.  He has been a director since 1993.

STOCK OWNERSHIP

Principal Shareholders

The following table sets forth certain information with respect to the beneficial ownership of shares of the Company’s Common Stock by each person or group known by the Company to beneficially own more than 5% of the outstanding shares of such stock.

Name of Beneficial Owner	Number of Shares(#)[1]	Percent of Class(%)[1]
Barclays Global Investors, NA2 Barclays Global Fund Advisors 45 Fremont Street San Francisco, California 94105 Barclays Bank PLC 54 Lombard Street London, England EC3P 3AH	1,357,299	7.21

LandAmerica Financial Group, Inc. Savings and Stock Ownership Plan[3] 101 Gateway Centre Parkway Gateway One Richmond, Virginia 23235-5153	1,313,744	6.98

Dimensional Fund Advisors Inc.[4] 1299 Ocean Avenue, 11th Floor Santa Monica, California 90401	1,153,762	6.13

Goldman Sachs Asset Management, L.P. [5] 32 Old Slip New York, New York 10005	988,085	5.25

__________

1 The numbers of shares of Common Stock of the Company shown in the table are as of December 31, 2003, and the percentages shown in the table are based on the number of shares of Common Stock outstanding on that date.

2 In a Schedule 13G filed with the Securities and Exchange Commission on February 13, 2004, Barclays Global Investors, NA reported that it has sole power to vote and dispose of 860,303 shares of the Company’s Common Stock, Barclays Global Fund Advisors reported that it has sole power to vote and dispose of 329,448 shares of the Company’s Common Stock and Barclays Bank PLC reported that it has the sole power to vote and dispose of 109,284 shares of the Company’s Common Stock. The Schedule 13G states that the shares of Common Stock reported are held by the reporting persons in trust accounts for the economic benefit of the beneficiaries of those accounts.

3 Each participant in the LandAmerica Financial Group, Inc. Savings and Stock Ownership Plan (the “401(k) Plan”) has the right to instruct Merrill Lynch Trust Company, trustee for the 401(k) Plan, with respect to the voting of shares allocated to his or her account.  The trustee, however, will vote any shares for which it receives no instructions in the same proportion as those shares for which it has received instructions.

4 In a Schedule 13G filed with the Securities and Exchange Commission on February 6, 2004, Dimensional Fund Advisors Inc. (“Dimensional”) reported that, in its role as investment advisor to four investment companies registered under the Investment Company Act of 1940 and as investment manager to certain commingled group trusts and separate accounts (collectively, the “Funds”), it has sole power to vote and dispose of 1,153,762 shares of the Company’s Common Stock.  The Schedule 13G states that all of such shares are owned by the Funds, no one of which, to the knowledge of Dimensional, owns more than 5% of the shares of Common Stock outstanding.

5 In a Schedule 13G filed with the Securities and Exchange Commission on February 11, 2004, Goldman Sachs Asset Management, L.P. (“Goldman Sachs”) reported that, in its role as investment adviser, it has sole power to vote 713,085 shares of the Company’s Common Stock and sole power to dispose of 988,085 shares of the Company’s Common Stock.

Directors and Executive Officers

The following table sets forth certain information with respect to (a) the beneficial ownership of shares of the Company’s Common Stock by (i) each director and nominee, (ii) each executive officer listed in the Summary Compensation Table (the “Named Executive Officers”) and (iii) all directors and executive officers as a group and (b) the amount of deferred stock units held by each such person and group.

	Beneficial Ownership[1]
Name of Beneficial Owner	Number of Shares(#)[2]	Percent of Class(%)	Deferred Stock Units(#)[3]
Janet A. Alpert	75,118	*	0
Theodore L. Chandler, Jr.	140,385	*	10,809
Michael Dinkins	12,500	*	3,279
G. William Evans	91,281	*	6,112
Charles H. Foster, Jr.	336,102	1.79	3,589
Russell W. Jordan, III	21,805	*	0
John P. McCann	17,573	*	7,047
Robert F. Norfleet, Jr.	14,823	*	3,899
Robert T. Skunda	4,100	*	1,527
Julious P. Smith, Jr.	8,200	*	4,322
Thomas G. Snead, Jr.	5,500	*	3,200
Eugene P. Trani	16,073	*	6,597
Marshall B. Wishnack	19,573	*	1,478

All directors and executive officers as a group (19 persons, including those named above)	829,675	4.41	57,950

__________

* Percentage of ownership is less than 1% of the outstanding shares of Common Stock of the Company.

1 The numbers of shares of Common Stock of the Company shown in the table are as of December 31, 2003, and the percentages shown in the table are based on the number of shares of Common Stock outstanding on that date.

2 The number of shares of Common Stock shown in the table includes 40,115 shares held for certain directors and executive officers in the 401(k) Plan as of December 31, 2003, and 507,889 shares that directors and executive officers have the right to acquire through the exercise of stock options within 60 days following December 31, 2003.  The number of shares also includes 5,073 shares of the Company’s Common Stock held in fiduciary capacities.  Such shares may be deemed to be beneficially owned by the rules of the Securities and

Exchange Commission, but inclusion of the shares in the table does not constitute admission of beneficial ownership.

3 The amounts reported in this column are deferred stock units held as of December 31, 2003 by (i) non-employee directors under the Company’s Outside Directors Deferral Plan (see “Governance of the Company – Directors’ Compensation”) and (ii) executive officers under the Company’s Executive Voluntary Deferral Plan.  Each deferred stock unit represents a hypothetical share of the Company’s Common Stock, fluctuates in value with the market price of such stock and is payable only in shares of the Company’s Common Stock.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors and executive officers and persons who own more than 10% of the Company’s Common Stock to file initial reports of ownership and reports of changes in ownership of Common Stock with the Securities and Exchange Commission.  Such persons are required by Commission regulation to furnish the Company with copies of all Section 16(a) forms they file.

Except as noted below, to the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, the Company believes that applicable Section 16(a) filing requirements were satisfied for transactions that occurred in 2003.  John R. Blanchard, an executive officer of the Company, inadvertently filed late a Form 4 for transactions occurring on May 3, 2002, and Eugene P. Trani, a director of the Company, inadvertently filed late a Form 4 for a transaction occurring on May 20, 2003.

GOVERNANCE OF THE COMPANY

The business and affairs of the Company are managed under the direction of the Board of Directors in accordance with the Virginia Stock Corporation Act and the Company’s Articles of Incorporation and Bylaws.  Members of the Board are kept informed of the Company’s business through discussions with the Chairman and Chief Executive Officer and other officers, by reviewing materials provided to them and by participating in meetings of the Board and its committees.  The corporate governance practices followed by the Company are summarized below.

Corporate Governance Guidelines

The Board of Directors has adopted Corporate Governance Guidelines that set forth the practices of the Board with respect to director qualifications, director responsibilities, director access to management and independent advisors, director compensation, director orientation and continuing education, management evaluation and succession, and evaluation of the Board’s performance.  The Guidelines are available on the Company’s Corporate Governance web page at www.landam.com/Corporate Governance.  A printed copy is available to any shareholder upon written request to the Secretary of the Company, 101 Gateway Centre Parkway, Gateway One, Richmond, Virginia 23235-5153.

The Board of Directors in its business judgment has determined that eight of its 11 members are independent as defined by New York Stock Exchange listing standards.  In reaching this conclusion, the Board considered that the Company and its subsidiaries conduct business and have other relationships with organizations of which certain members of the Board or members of their immediate families are or were directors or officers.  Consistent with the New York Stock Exchange listing standards, the Company’s Corporate Governance Guidelines establish categorical standards under which a director will not be considered to have a material relationship with the Company if:

•

during each of the current fiscal year and three most recent fiscal years, neither the director nor any immediate family member of the director received more than $100,000 per year in direct compensation from the Company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided that such compensation is not contingent on continued service);

•

during each of the current fiscal year and three most recent fiscal years, the director is not, and was not an executive officer or an employee, or whose immediate family member is not, or was not, an executive officer of another company that made payments to, or received payments from, the Company for property or services in an amount which, in any single fiscal year, exceeded the greater of $1,000,000 or 2% of such other company’s consolidated gross revenues; or

•

the director serves as an executive officer of a charitable organization to which during each of the three preceding fiscal years the Company made charitable contributions that did not exceed the greater of $1,000,000 or 2% of such charitable organization’s consolidated gross revenues.

None of the Company’s non-employee directors, their immediate family members, or organizations in which they are a partner, shareholder or officer, are engaged in relationships with the Company not meeting the criteria set forth above.

Codes of Ethics

The Board of Directors has approved a Code of Business Conduct and Ethics for directors, officers and employees of the Company and each of its subsidiaries and controlled affiliates and a Code of Ethics for Senior Financial Officers for the Company’s Chief Executive Officer and principal financial officers.  The Codes address such topics as protection and proper use of Company assets, compliance with applicable laws and regulations, accuracy and preservation of records, accounting and financial reporting, conflicts of interest and insider trading.  They are available on the Company’s Corporate Governance web page at www.landam.com/Corporate Governance.  Printed copies of the Codes are available to any shareholder upon written request to the Secretary of the Company at the address set forth above.

Board and Committee Meeting Attendance

In 2003, there were eight meetings of the Board of Directors.  Each director attended 75% or more of the total aggregate number of meetings of the Board and of the committees on which he or she served.

Executive Sessions

Executive sessions where non-employee directors meet on an informal basis are scheduled either before or after each regularly scheduled Board meeting.  At least once a year the Board schedules an executive session including only independent directors.  Eugene P. Trani, the Chairman of the Corporate Governance Committee, serves as chairman for executive sessions.

Communications with Directors

Any director may be contacted by writing to him or her c/o the Secretary of the Company at the address set forth above.  Communications to the non-management directors as a group may be sent to the Chairman of the Corporate Governance Committee c/o the Secretary of the Company at the same address.  The Company promptly forwards, without screening, all such correspondence to the indicated director(s).

Committees of the Board

The standing committees of the Board of Directors are the Executive Committee, the Audit Committee, the Executive Compensation Committee, the Corporate Governance Committee, the Investment Funds Committee and the Finance Committee.

Executive Committee

The Executive Committee has the authority to act for the Board of Directors on most matters during the intervals between Board meetings.  The members of the Executive Committee are Messrs. Foster (Chairman), McCann, Norfleet and Smith.  The Committee did not meet during 2003.

Audit Committee

The Audit Committee assists the Board of Directors in fulfilling the Board’s oversight responsibility to the shareholders relating to the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the qualifications, independence and performance of the Company’s independent auditor and the performance of the internal audit function.  The Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attestation services for the Company.  The Committee operates under a written charter last amended by the Board in December 2003.  The Audit Committee Charter is set forth in Appendix A to this Proxy Statement and is available on the Company’s Corporate Governance web page at www.landam.com/Corporate Governance.

The members of the Audit Committee are Messrs. Norfleet (Chairman), Dinkins, Skunda and Trani, all of whom the Board in its business judgment has determined are independent as defined by regulations of the Securities and Exchange Commission and the New York Stock Exchange listing standards.  The Board of Directors also has determined that all of the Committee members are financially literate as defined by the New York Stock Exchange listing standards and that Mr. Dinkins qualifies as an audit committee financial expert as defined by regulations of the Securities and Exchange Commission.

The Audit Committee met five times in 2003.  For additional information regarding the Committee, see “Audit Information – Audit Committee Report” on page 34 of this Proxy Statement.

Executive Compensation Committee

The Executive Compensation Committee performs the responsibilities of the Board of Directors relating to compensation of the Company’s executives.  The Committee’s responsibilities include reviewing and approving corporate goals and objectives relevant to compensation of the Company’s Chief Executive Officer, evaluating the Chief Executive Officer’s performance in light of those goals and objectives, and determining and approving the Chief Executive Officer’s compensation level based on this evaluation; making recommendations to the Board with respect to annual and long-term incentive compensation and equity-based plans; evaluating the performance of, and determining the salaries, incentive compensation and executive benefits for senior management; and administering the Company’s equity-based, deferral and other compensation plans.  The Committee operates under a written charter last amended by the Board in December 2003.  The Charter of the Executive Compensation Committee is available on the Company’s Corporate Governance web page at www.landam.com/Corporate Governance.  A printed copy is available to any shareholder upon written request to the Secretary of the Company at the address set forth above.

The members of the Executive Compensation Committee are Messrs. Wishnack (Chairman), Snead and Trani, all of whom the Board in its business judgment has determined are independent as defined by the New York Stock Exchange listing standards.  The Committee met five times in 2003.  For additional information regarding the Committee, see “Report of Executive Compensation Committee” on page 11 of this Proxy Statement.

Corporate Governance Committee

The Corporate Governance Committee develops qualifications for director candidates, recommends to the Board of Directors persons to serve as directors of the Company and monitors developments in, and makes recommendations to the Board concerning corporate governance practices.  The Committee acts as the Company’s nominating committee.  The Committee operates under a written charter last amended by the Board in December 2003.  The Charter of the Corporate Governance Committee is available on the Company’s Corporate Governance web page at www.landam.com/Corporate Governance.  A printed copy is available to any shareholder upon written request to the Secretary of the Company at the address set forth above.

The members of the Corporate Governance Committee are Messrs. Trani (Chairman), Norfleet, Skunda, Smith and Wishnack, all of whom the Board in its business judgment has determined are independent as defined by the New York Stock Exchange listing standards.  The Committee met four times in 2003.

Shareholders entitled to vote for the election of directors may submit candidates for consideration by the Corporate Governance Committee if the Company receives timely written notice, in proper form, for each such recommended director nominee.  If the notice is not timely and in proper form, the nominee will not be considered by the Committee.  To be timely for the 2005 annual meeting, the notice must be received within the time frame set forth in “Proposals for 2005 Annual Meeting” on page 35 of this Proxy Statement.  To be in proper form, the notice must include each nominee’s written consent to be named as a nominee and to serve, if elected, and information about the shareholder making the nomination and the person nominated for election.  These requirements are more fully described in Section 3.4 of the Company’s Bylaws, a printed copy of which is available to any shareholder upon written request to the Secretary of the Company at the address set forth above.

The Corporate Governance Committee considers, at a minimum, the following factors in recommending to the Board potential new directors, or the continued service of existing directors:

•

The characteristics described in the Corporate Governance Guidelines (i.e., knowledge of business and financial affairs, an understanding of the Company’s business and the complexities of a large publicly-traded company in today’s business environment, personal qualities of integrity and judgment, educational background and business or professional experience);

•

Whether the member/potential member assists in achieving a mix of Board members that represent a diversity of background and experience;

•

Whether the member/potential member is subject to a disqualifying factor as described in the Corporate Governance Guidelines (e.g., relationships with competitors or recent previous employment with the Company);

•

Whether an existing member has reached retirement age;

•

The member’s/potential member’s independence;

•

Whether the member/potential member would be considered an “audit committee financial expert” or “financially literate” under Securities and Exchange Commission regulations and New York Stock Exchange listing standards;

•

The extent of the member’s/potential member’s business experience, technical expertise, or specialized skills or experience;

•

Whether the member/potential member, by virtue of particular experience relevant to the Company’s current or future business, will add specific value as a Board member; and

•

Any factors related to the ability and willingness of a new member to serve, or an existing member to continue his or her service.

Under the process used by the Company for selecting new Board candidates, the Chairman and Chief Executive Officer, the Corporate Governance Committee or other Board members identify the need to add a new Board member with specific qualifications or to fill a vacancy on the Board.  The Chairman of the Corporate Governance Committee initiates a search, working with staff support and seeking input from Board members and senior management, hiring a search firm, if necessary, and considering any candidates recommended by shareholders.  An initial slate of candidates that will satisfy criteria and otherwise qualify for membership on the Board is presented to the Corporate Governance Committee.  A determination is made as to whether Corporate Governance Committee members or Board members have relationships with preferred candidates and can initiate contacts.  The Chairman and Chief Executive Officer and at least one member of the Corporate Governance Committee interview prospective candidate(s).  The Corporate Governance Committee meets to conduct further interviews of prospective candidates, if necessary or appropriate, and to consider and recommend final candidates for approval by the full Board of Directors.

Investment Funds Committee

The Investment Funds Committee establishes the investment policy and monitors the performance of pension and portfolio investments of the Company and its subsidiaries.  The members of the Investment Funds Committee are Messrs. McCann (Chairman), Dinkins, Skunda, Smith and Snead, all of whom the Board in its business judgment has determined are independent as defined by the New York Stock Exchange listing standards.  The Committee met six times in 2003.

Finance Committee

The Finance Committee advises the Board of Directors with respect to financing needs, capital structure and other financial matters.  The members of the Finance Committee are Messrs. Dinkins (Chairman), McCann, Snead and Wishnack, all of whom the Board in its business judgment has determined are independent as defined by the New York Stock Exchange listing standards.  The Committee met two times in 2003.

Annual Meeting Attendance

The Company encourages members of the Board of Directors to attend the annual meeting of shareholders.  All of the directors attended the 2003 annual meeting of shareholders.

Directors’ Compensation

Each director who is not an officer of the Company receives a quarterly retainer of $6,250, a fee of $1,500 for attendance at each Board meeting, and a fee of $750 for attendance at each meeting of a Board committee of which he is a member.  The Chairman of the Audit Committee receives an additional quarterly retainer of $2,500, and all other Committee Chairmen receive an additional quarterly retainer of $1,250.  Each such non-employee director may elect to receive all or part of his compensation in stock.  The number of shares of the Company’s Common Stock issuable to a director who makes an annual irrevocable election to receive all stock in lieu of cash compensation is increased by 20%.  A director who is also an officer of the Company receives no compensation for his or her services as a director.

The Outside Directors Deferral Plan, as amended and restated in 1998, 2002 and 2004, permits non-employee directors to defer all or a portion of their cash compensation in deferred stock units.  Each deferred stock unit represents a hypothetical share of the Company’s Common Stock and fluctuates in value with the market price of such stock.  A participant’s deferred stock unit account is increased by Common Stock dividends paid by the Company.  Those participants who elect to defer 100% of their total cash compensation into deferred stock units for a given year shall receive additional compensation in the form of deferred stock units equal to 20% of their total compensation.  Before the 1998 amendment to the Plan, participants were able to defer amounts also into a deferred cash account.  The 2002 amendment to the Plan gave certain participants the one-time opportunity to transfer all or a portion of their deferred stock unit account into a deferred cash account effective August 16, 2002 and reestablished the option to defer amounts into a deferred cash account for the remainder of the year 2002.  Each deferred cash account is credited with interest annually, and the interest paid is based on the rate of return set forth in the amended and restated Plan, which is currently 9%.  Under the Plan, benefits in deferred stock unit accounts are paid in Common Stock, and benefits in deferred cash accounts are paid in cash.  Benefits also include survivor’s benefits in the event that the participant dies before receiving all of the benefits to which the participant is entitled under the Plan.  A participant may also postpone receipt of benefit payments by making a timely election.  Accelerated payment of deferred benefits may occur under certain conditions, including a change of control of the Company.  See “Proposal Four – Approval of LandAmerica Financial Group, Inc. Outside Directors Deferral Plan.”

Prior to 1997 pursuant to the Company’s 1992 Stock Option Plan for Non-Employee Directors (the “Directors’ Option Plan”), and in 1997 pursuant to the Company’s 1991 Stock Incentive Plan, as amended (the “1991 Stock Incentive Plan”), each non-employee director was granted an option to purchase 1,500 shares of Common Stock of the Company on the first business day following each annual meeting of shareholders.  Beginning in 1998, pursuant to the 1991 Stock Incentive Plan, the annual option grant to each non-employee director was increased to 2,000 shares of the Company’s Common Stock.  In 2001 and 2002, annual option grants were made pursuant to the Company’s 2000 Stock Incentive Plan (the “2000 Stock Incentive Plan”).  The exercise price of all options granted to non-employee directors is the fair market value of the Company’s Common Stock on the date of grant.  All of the options are exercisable six months after the date of grant and expire ten years from the date of grant.  Shorter expiration periods may apply in the event an optionee dies, becomes disabled or resigns from or does not stand for reelection to the Board.  The options will be adjusted for stock dividends, stock splits and certain other corporate events that may occur in the future.  In 2003, annual option grants to non-employee directors were discontinued and replaced with annual grants of 1,000 shares of restricted Common Stock to each non-employee director pursuant to the 2000 Stock Incentive Plan.  The shares of restricted Common Stock vest on the earliest to occur of certain events including (i) the expiration of ten years from the date of the award; (ii) the termination of the director’s service on the Board as a result of the director’s (a) retirement from the Board in accordance with the Board’s retirement policy then in effect, (b) not being nominated for reelection to the Board other than at the director’s request, (c) failure to be reelected by the shareholders, or (d) disability rendering the director unable to perform his duties for a period of six months or longer; (iii) the director’s death; or (iv) a change of control of the Company.

REPORT OF EXECUTIVE COMPENSATION COMMITTEE

Decisions on compensation of the Company’s executive officers as well as those officers of its subsidiaries who are members of executive management (collectively “senior management”) are made by the Executive Compensation Committee of the Board.  The Committee determines the salaries of the Company’s Named Executive Officers and reviews and approves annual management incentive programs and executive benefits for senior management.  It also administers the 1991 and 2000 Stock Incentive Plans, the Directors’ Option Plan, the Executive Voluntary Deferral Plan, the Outside Directors Deferral Plan, the Shared Resources Incentive

Compensation Plan for Executive Officers and the Executive Target Ownership Program.  The Committee reviews any significant changes in the tax qualified employee pension benefit plans and the Regional Management Incentive Programs.  All decisions by the Executive Compensation Committee relating to the compensation of the Company’s senior management are reported to the full Board.

Under rules established by the Securities and Exchange Commission, the Company is required to provide certain information with respect to the compensation and benefits provided to the Company’s Chairman and Chief Executive Officer, Charles H. Foster, Jr., and the other executive officers of the Company, including the Named Executive Officers.  The report of the Executive Compensation Committee set forth below addresses the Company’s compensation policies in effect for 2003.

Executive Compensation Policies

The Executive Compensation Committee implements compensation policies that are designed to provide competitive levels of compensation that integrate base pay with the Company’s annual and long-term performance goals, recognize individual initiative and achievements, and assist the Company in attracting and retaining highly qualified executives.

 The Executive Compensation Committee annually, or more frequently, reviews the Company’s executive compensation program. The Committee evaluates compensation structures and the financial performance of other publicly held companies in the title insurance industry, of publicly held companies in certain other financial services sectors and in companies of similar size as well as the compensation of executive officers in those companies in order to establish general parameters within which it may fix competitive compensation for its executive officers.  The Committee may also review data from published compensation surveys.  The Executive Compensation Committee believes that compensation comparisons are most appropriately made to executives within a designated industry and related industry peer group, with particular emphasis on comparable title insurance companies.  This group may change as the Company or its competitors change their focus, merge or consolidate or as new competitors emerge.

The Executive Compensation Committee then determines the appropriate salary and management incentive using a number of factors, including the executive officer’s individual duties and responsibilities in the Company, relative importance to the overall success of the Company’s short-term and long-term goals and attainment of individual performance goals, if appropriate.  With respect to Mr. Foster, the Committee specifically considers the following factors: integrity, vision, leadership, ability to meet agreed upon corporate performance objectives, succession planning, shareholder relations and CEO-Board relations, and it evaluates the overall performance of the Company, including revenues, earnings, development of the organization and return on shareholders’ equity.  With respect to the other executive officers, including the Named Executive Officers, the Committee reviews goals and accomplishments for the year as they pertain to the area or areas of Company operations for which the executive is personally responsible and accountable.

Combining subjective and objective policies and practices, this assessment process is undertaken annually, or more frequently, by the Executive Compensation Committee in order to implement the Company’s pay-for-performance policy, which focuses on an executive officer’s total compensation, including cash and non-cash compensation, from all sources.

Base Salaries and Annual Incentives

Base salaries should normally be targeted at, or slightly below market medians and reflect (over time) individual performance and level of responsibility.  Annual cash incentives and longer term stock based incentives should be competitive and consistent with performance.

After a formal review and evaluation by the Committee of Mr. Foster’s personal performance in light of his management responsibilities, the Company’s profitability levels in 2003 and the competitiveness of Mr. Foster’s annual base salary to those of other chief executive officers of comparable companies, Mr. Foster’s salary was increased 4.5% -- from $550,000 to $575,000 -- effective March 1, 2004.

The executive officers of the Company, including the Named Executive Officers, were also eligible for incentive compensation for individual and corporate performance in 2003.  The Committee awards such annual incentives based on that performance and in analyzing those individual and corporate results against the designated peer group mentioned elsewhere in this report.  The Committee’s review included a specific review of Mr. Foster’s and the Named Executive Officers’ achievement against annual goals in their respective areas of responsibility.  Based on that documented performance review, Mr. Foster’s annual incentive award for 2003 was set at $1,177,190.

Long-Term Incentives

The Committee administers the 1991 and 2000 Stock Incentive Plans under which it has granted to key executives stock options and shares of restricted Common Stock based upon a determination of competitive aggregate compensation levels.  The primary objective of issuing stock-based incentives is to encourage significant investment in stock ownership by management and to provide long-term financial rewards linked directly to market performance of the Company’s stock.  The Committee believes that significant ownership of stock by senior management is the best way to align the interests of management and the shareholders, and the Company’s stock incentive program is effectively designed to further this objective.

Effective December 16, 2003, the Committee awarded Mr. Foster a combined restricted stock and phantom stock award with respect to 35,000 shares of Common Stock (each share of phantom stock payable solely in cash and referred to as a “cash unit”), consisting of 20,300 restricted shares and 14,700 cash units.  The Committee also granted restricted stock/cash unit awards to various executive officers, including all Named Executive Officers, except for Russell W. Jordan, III, who retired from the Company on December 31, 2003.

The Committee has determined the aggregate number of shares of restricted stock to be granted to executives by using a calculation based upon the Company’s issued and outstanding shares on a fully diluted basis, with a goal of granting aggregate shares in an amount equal to  .75% to 1.25% of fully diluted issued and outstanding shares each year.  For restricted stock grants made in February and December 2003, the aggregate percentage granted (including cash units) was .86%.  In deciding to use such a calculation, the Committee assessed data with respect to stock and option grants to executives in the designated peer group and considered the executive compensation structure of other companies of comparable size and performance characteristics.  With respect to the shares and units granted to Mr. Foster, the Committee evaluated Mr. Foster’s overall compensation package relative to that of other chief executives in the designated peer group.  With respect to the allocation of shares among the Named Executive Officers and other executives, the Committee is of the view that, as a person’s level of responsibility increases, greater portions of his or her total compensation should be linked to the long-term performance of the Company’s Common Stock and return to its shareholders.

These restricted shares and cash units vest over a four-year period following the date of the award and may, at Committee discretion, vest earlier in the event of an executive’s termination, retirement, death or disability.

Executive Target Ownership Program

In 1998, with an effective date of January 1, 1999, the Company adopted the Executive Target Ownership Program that requires members of executive management to attain certain stock ownership levels and therefore maintain a vested interest in the equity performance of the Company.  Over a five-year period, the executives covered by the program are expected to reach certain ownership levels based on specific share targets per executive officer level.  Stock ownership for purposes of this program includes (1) shares beneficially owned outright by the executive or by a trust for the executive’s benefit, (2) vested shares held in a qualified benefit plan, (3) the unvested portion of restricted shares, (4) the unvested portion of cash units (granted in tandem with restricted shares) (5) shares retained from the exercise of options and (6) deferred stock units under the Executive Voluntary Deferral Plan.  Unexercised stock options do not count for purposes of this program.

Effective March 1, 2003, the Company amended and restated the Executive Target Ownership Program to expand the group of participants to include officers of the Company ranging from the Chief Executive Officer to the Senior Vice President level and to revise the target ownership levels.  The salary multiple targets under the old plan were converted to share targets based on a $40 stock price.  The recommended target ownership levels under the amended and restated program range from 65,000 shares for the Chief Executive Officer to 7,500 shares for a Senior Vice President.  As of December 31, 2003, Mr. Foster and all Named Executive Officers had met these targeted ownership levels.

The tables which follow this report, and the accompanying narrative and footnotes, reflect the decisions covered by the above discussion.

Tax Considerations

Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), provides certain criteria for the tax deductibility of annual compensation in excess of $1 million paid to certain executives of public companies.  The Company intends to qualify executive compensation for deductibility under Section 162(m) to the extent consistent with the best interests of the Company.  Since corporate objectives may not always be consistent with the requirements of full deductibility, it is conceivable that the Company may enter into compensation arrangements in the future under which payments are not deductible under Section 162(m).  Deductibility will not be the sole factor used by the Committee in ascertaining appropriate levels or modes of compensation.

To meet the criteria applicable to deductible performance-based compensation (as defined in Section 162(m)), the Company has taken appropriate action to cause grants of stock options and stock appreciation rights under the 2000 Stock Incentive Plan to be performance-based.

Executive Compensation Committee

Marshall B. Wishnack, Chairman

Thomas G. Snead, Jr.

Eugene P. Trani

March 25, 2004

Richmond, Virginia

EXECUTIVE COMPENSATION

The following table shows, for the fiscal years ended December 31, 2003, 2002 and 2001, the cash compensation paid by the Company and its subsidiaries, as well as certain other compensation paid or accrued for those years, to each of the Named Executive Officers in all capacities in which they served:

Summary Compensation Table
Annual Compensation	Long-Term Compensation Awards
Name and Principal Position	Year	Salary($)	Bonus($)	Other Annual Compensation($)[1]	Restricted Stock Awards($)	Securities Underlying Options(#)[2]	All Other Compensation($)[3]
Charles H. Foster, Jr. Chairman and Chief Executive Officer	2003 2002 2001	$550,000 525,000 520,836	$1,177,190 617,000 304,566	$1,359 — —	$1,829,100[4] 982,604[5] 0	0 0 160,000	$33,796 35,375 33,990
Janet A. Alpert Vice Chairman	2003 2002 2001	361,918 346,512 343,760	643,362 448,000 201,020	1,973 — —	1,045,200[4] 613,204[5] 0	0 0 80,000	28,799 30,482 27,190
Theodore L. Chandler, Jr. President and Chief Operating Officer	2003 2002 2001	327,500 315,000 312,500	545,978 389,000 182,739	6,215 — —	1,045,200[4] 613,204[5] 0	0 0 80,000	24,800 30,144 24,941
G. William Evans Chief Financial Officer	2003 2002 2001	282,500 270,000 266,668	357,217 311,000 141,143	1,992 — —	783,900[4] 491,302[5] 0	0 0 60,000	17,700 20,527 18,526
Russell W. Jordan, III Executive Vice President, General Counsel and Corporate Secretary	2003 2002 2001	193,702 187,213 183,313	216,400 167,000 117,439	718 — —	0 121,902[5] 0	0 0 16,000	20,185 19,978 17,574

__________

1 The dollar value of perquisites and other personal benefits received by each of the Named Executive Officers during each of the fiscal years ended December 31, 2003, 2002 and 2001, did not exceed the lesser of $50,000 or 10% of the total amount of salary and bonus reported for each in such years.  The amounts shown in this column represent amounts reimbursed by the Company for the payment of taxes associated with the compensation attributable to life insurance premiums paid by the Company in 2003 on behalf of such individuals.

2 The 2001 amounts shown in this column are the sum of equal option grants made to each of the Named Executive Officers in February and December 2001.  The December 2001 option grants were intended to be in lieu of grants that otherwise would have been made in February 2002.  No option grants were made during the 2002 and 2003 calendar years.

3 “All Other Compensation” includes the following amounts for the fiscal year ended December 31, 2003:  (a) $7,800, $7,800, $7,800, $7,800 and $7,055 for Mr. Foster, Ms. Alpert, Mr. Chandler, Mr. Evans and Mr. Jordan, respectively, representing the employer contribution to the 401(k) Plan on behalf of each of these executive officers to match the 2003 pre-tax elective deferral contribution (which is included under the “Salary”

column) made by each to such plan; (b) $4,546, $4,349 and $3,430 of accrued interest on income deferred in 1986, 1987 or 1988 by Mr. Foster, Ms. Alpert and Mr. Jordan, respectively, under the Lawyers Title Deferred Income Plan (computed assuming that each of the participating Named Executive Officers satisfies all conditions necessary to earn the highest interest rate payable under such plan), to the extent the total interest accrued with respect to such income amounts during 2003 exceeded 120% of the applicable federal long term rate provided under Section 1274(d) of the Internal Revenue Code; and (c) $21,450, $16,650, $17,000, $9,900 and $9,700 for Mr. Foster, Ms. Alpert, Mr. Chandler, Mr. Evans and Mr. Jordan, respectively, representing compensation attributable to life insurance premiums paid by the Company in 2003 on behalf of such individuals.

4 These amounts reflect the dollar value, based on the $52.20 closing price of a share of Common Stock December 16, 2003, as reported on the New York Stock Exchange, of the following number of shares of restricted Common Stock and cash units awarded on such date to the Named Executive Officers: Mr. Foster, 20,300 shares and 14,700 cash units; Ms. Alpert, 11,600 shares and 8,400 cash units; Mr. Chandler, 11,600 shares and 8,400 cash units; and Mr. Evans, 8,700 shares and 6,300 cash units.  On December 16, 2004, and on each of the three successive anniversary dates of such date, the award vests for 25% of the shares of Common Stock and 25% of the cash units covered by the award.  Prior to any forfeiture, dividends are payable with respect to the shares of Common Stock and cash units covered by the award.  The aggregate number of shares of restricted Common Stock held by each of the Named Executive Officers on December 31, 2003, and the dollar value of such shares on such date based on a $52.26 closing price of a share of Common Stock on December 31, 2003, as reported on the New York Stock Exchange, were as follows: Mr. Foster, 20,300 shares, $1,060,878; Ms. Alpert, 11,600 shares, $606,216; Mr. Chandler, 11,600 shares, $606,216; and Mr. Evans, 8,700 shares, $454,662.  The aggregate number of cash units held by each of the Named Executive Officers on December 31, 2003, and the dollar value of such cash units on such date based on a $52.26 closing price of a share of Common Stock on December 31, 2003, as reported on the New York Stock Exchange, were as follows: Mr. Foster, 14,700 units, $768,222; Ms. Alpert, 8,400 units, $438,984; Mr. Chandler, 8,400 units, $438,984; and Mr. Evans, 6,300 units, $329,238.

5 These amounts reflect the dollar value, based on the $36.94 closing price of a share of Common Stock December 16, 2002, as reported on the New York Stock Exchange, of the following number of shares of restricted Common Stock awarded on such date to the Named Executive Officers: Mr. Foster, 26,600 shares; Ms. Alpert, 16,600 shares; Mr. Chandler, 16,600 shares; Mr. Evans, 13,300 shares; and Mr. Jordan, 3,300 shares.  On December 16, 2003, and on each of the three successive anniversary dates of such date, the award vests for 25% of the shares of Common Stock covered by the award.  Prior to any forfeiture, dividends are payable with respect to the shares of Common Stock and cash units covered by the award.

Stock Options

The following table contains information concerning exercises of stock options by the Named Executive Officers during the fiscal year ended December 31, 2003 and the fiscal year-end value of all unexercised stock options held by the Named Executive Officers.  There were no grants of stock options to the Named Executive Officers during the fiscal year ending December 31, 2003.

Aggregated Option Exercises in Last Fiscal Year

and Fiscal Year-End Option Values

			Number of Securities Underlying Unexercised Options at FY-End (#)		Value of Unexercised In-the-Money Options at FY-End ($)[2]
Name	Shares Acquired on Exercise (#)	Value Realized ($)[1]	Exercisable	Unexercisable	Exercisable	Unexercisable
Charles H. Foster, Jr.	35,000	$649,334	190,000	100,000	$4,020,338	$2,300,313
Janet A. Alpert	70,500	936,766	10,000	50,000	82,600	1,150,156
Theodore L. Chandler, Jr.	7,500	164,520	74,000	50,000	1,904,719	1,168,875
G. William Evans	11,075	199,916	39,425	36,500	635,718	830,042
Russell W. Jordan, III	16,275	187,370	12,251	0	289,728	0

__________

1 The value realized represents the difference between the exercise price of the option and the fair market value of the Company’s Common Stock on the date of exercise.

2 The value of unexercised in-the-money options at fiscal year-end represents the difference between the exercise price of the options and $52.26, the fair market value of the Company’s Common Stock on December 31, 2003.

Equity Compensation Plan Information

The following table sets forth information as of December 31, 2003, with respect to compensation plans under which shares of the Company’s Common Stock are authorized for issuance.

Plan Category	Number of Securities to Be Issued upon Exercise of Outstanding Options, Warrants and Rights(#)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights($)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans(#) [1]

Equity Compensation Plans Approved by Shareholders
1991 Stock Incentive Plan	307,096	$30.13	0
1992 Stock Option Plan for Non-Employee Directors	12,000	15.18	0
2000 Stock Incentive Plan	590,398	30.52	1,956,890 [2]

Equity Compensation Plans Not Approved by Shareholders [3]	--	--	--

Total	909,494	$30.15	1,956,890

__________

1  Amounts exclude any securities to be issued upon exercise of outstanding options, warrants and rights.

2 The 2000 Stock Incentive Plan permits grants of stock options and stock appreciation rights and awards of Common Stock, restricted stock and/or phantom stock.  The 2000 Stock Incentive Plan currently authorizes 3,000,000 shares of Common Stock for grants and awards of stock incentives and limits the number of shares that may be available for awards of Common Stock, restricted stock and/or phantom stock payable in Common Stock to 500,000.  Of the 1,956,890 shares of Common Stock remaining available for future issuance under the 2000 Stock Incentive Plan, 210,320 shares are available for awards of Common Stock, restricted stock or phantom stock payable in Common Stock.  The 2000 Stock Incentive Plan does not limit, however, the amount of phantom stock (designated as cash units) the Company can award as long as it is payable only in cash.

3 The Company has two equity compensation plans – the LandAmerica Financial Group, Inc. Executive Voluntary Deferral Plan and the LandAmerica Financial Group, Inc. Outside Directors Deferral Plan – that have not been approved by shareholders.  In response to recent changes to the New York Stock Exchange listing standards, the Company is amending and restating each plan and submitting each plan to its shareholders for approval.  No options, warrants or rights are granted under either plan.  Under each plan, participants may elect to defer compensation in deferred stock units that represent a hypothetical share of the Company’s Common Stock.  The deferred stock units are paid out in shares of Common Stock.  Each plan includes a feature under which the Company may credit additional deferred stock units to participants.  For additional information, see “Proposal Three – Approval of the LandAmerica Financial Group, Inc. Executive Voluntary Deferral Plan” and see “Proposal Four – Approval of the LandAmerica Financial Group, Inc. Outside Directors Deferral Plan.”

Retirement Benefits

All of the Named Executive Officers participate in the Company’s Cash Balance Plan, a qualified defined benefit retirement plan.  Under the plan, a hypothetical cash balance account is established for each participant for record keeping purposes.  Each year a participant’s cash balance account is credited with (i) a compensation credit based on the participant’s age, service and compensation for that year and (ii) an interest credit based on the participant’s account balances at the end of the prior year.  The compensation credit percentage is determined by the sum of the participant’s age and service at the beginning of the year, and ranges from 2% for a sum of less than 35 to 5% for a sum of 80 or more.  Interest credits for the year are based on the average of 10-year Treasury bond rates in effect for the month of November of the prior year.  At retirement, the account balance may be converted to various monthly benefit options based on actuarial factors defined in the plan or may be paid in a lump sum benefit.  Benefits for participants who were eligible for early retirement on December 31, 1998, under the terms of the former Lawyers Title Retirement Plan or the former Commonwealth Pension Plan will be no less than benefits calculated under the provisions of such former plan.

The Internal Revenue Code limits (i) the annual retirement benefit that may be paid under the Cash Balance Plan and (ii) the compensation that may be used in computing a benefit.  The maximum benefit limitation is adjusted each year to reflect the cost of living.  For 2003, the maximum benefit limitation was $160,000 (based on a life annuity) and the earnings limitation was $200,000.

All of the Named Executive Officers are also covered by the Company’s 1999 Benefit Restoration Plan, an unfunded plan designed to restore to selected participants the benefits that cannot be paid under the Cash Balance Plan due to the Internal Revenue Code maximum benefit limitation, the earnings limitation, or both.  The benefit payable under the 1999 Benefit Restoration Plan is the difference between the benefit that would be payable under the Cash Balance Plan, but for either or both of the Internal Revenue Code limitations, and the amount actually payable under the Cash Balance Plan.  The benefits under the 1999 Benefit Restoration Plan are payable for a period of 15 years.

Assuming current salary and bonus levels (as reported in the Summary Compensation Table) and participation until normal retirement at age 65, (i) for the first 15 years after normal retirement the estimated total annual benefit payable to each of the Named Executive Officers under both the Cash Balance Plan and the 1999 Benefit Restoration Plan is as follows:  Mr. Foster, $287,000; Ms. Alpert, $237,000; Mr. Chandler, $55,000; Mr. Evans, $162,000; and Mr. Jordan, $103,000 and (ii) thereafter, the estimated annual benefit payable to each of these executive officers under only the Cash Balance Plan is as follows:  Mr. Foster, $116,000; Ms. Alpert, $90,000; Mr. Chandler, $15,000; Mr. Evans, $81,000; and Mr. Jordan, $82,000.

Contractual Obligations

To ensure that the Company will have the continued dedicated service of certain key employees notwithstanding the possibility, threat or occurrence of a change of control, the Company has entered into change of control employment agreements with each of the Named Executive Officers and other designated employees.  The agreements generally provide that if the employee is terminated other than for cause within three years after a change of control of the Company, or if the employee terminates his or her employment for good reason within such three-year period or voluntarily during the 30-day period following the first anniversary of the change of control, the employee is entitled to receive “severance benefits.”  Severance benefits include a lump sum severance payment equal to up to three times the sum of the employee’s base salary and highest annual bonus, together with certain other payments and benefits, including continuation of employee welfare benefits and, under most of the agreements, an additional payment to compensate the employee for certain excise taxes imposed on certain change of control payments.

The Board of Directors believes that the change of control employment agreements benefit the Company and its shareholders by securing the continued service of key personnel and by enabling management to perform its duties and responsibilities without the distracting uncertainty associated with a change of control.

STOCK PERFORMANCE GRAPH

The following graph compares the cumulative total return to the shareholders of the Company for the last five fiscal years with the total return on the Standard & Poors 500 Index and the Nasdaq Insurance Index.  The graph makes the same comparison to the Standard & Poors 600 Small Cap Index, which includes the Company.  The graph assumes the investment of $100 in the Company’s Common Stock on December 31, 1998, and the reinvestment of all dividends.

LANDAMERICA FINANCIAL GROUP, INC. CUMULATIVE TOTAL RETURN TO SHAREHOLDERS
	LandAmerica	S&P 500 Index	NASDAQ Insurance Index	S&P 600 Small Cap Index
12/31/98	$100	$100	$100	$100
12/31/99	$33	$121	$108	$112
12/31/00	$74	$110	$128	$126
12/31/01	$53	$97	$141	$134
12/31/02	$66	$76	$141	$114
12/31/03	$97	$97	$174	$159

PROPOSAL TWO

APPROVAL OF AMENDMENTS TO THE

LANDAMERICA FINANCIAL GROUP, INC.

2000 STOCK INCENTIVE PLAN

The LandAmerica Financial Group, Inc. 2000 Stock Incentive Plan (the “2000 Stock Incentive Plan”) authorizes the award of shares of Common Stock, restricted stock, phantom stock, incentive stock options, non-qualified stock options and stock appreciation rights to officers, directors, employees, agents, consultants or advisors of the Company or of any subsidiary of the Company designated and upon terms determined by the Executive Compensation Committee of the Board of Directors (the “Committee”).  The 2000 Stock Incentive Plan is intended to facilitate stock ownership and increase the interest of directors, officers and key employees, agents, consultants and advisors in the growth and performance of the Company.

The Board believes that equity incentives have contributed substantially to the Company’s ability to attract, retain and stimulate the performance of officers, directors and other key personnel.  The 2000 Stock Incentive Plan currently authorizes 3,000,000 shares of Common Stock for grants and awards of stock incentives and limits the number of shares that may be available for awards of Common Stock, restricted stock and/or phantom stock payable in Common Stock to 500,000.  As of December 31, 2003, the Company had made grants or awards under the 2000 Stock Incentive Plan of 753,430 nonqualified stock options (net of adjustment for option forfeitures), 289,580 shares of restricted stock and 100 shares of Common Stock.  Of the 1,956,890 shares of Common Stock remaining available for future issuance under the 2000 Stock Incentive Plan, 210,320 shares are available for awards of Common Stock, restricted stock or phantom stock payable in Common Stock.  In addition, the Company granted 71,820 shares of phantom stock designated as cash units and payable solely in cash.  The 2000 Stock Incentive Plan does not limit the amount of phantom stock designated as cash units the Company can award as long as it is payable only in cash.

The Board believes that it is important to have a sufficient share authorization for future requirements as well as flexibility in the nature of equity incentives available.  Accordingly, the Board has unanimously adopted amendments to the 2000 Stock Incentive Plan that would (i) increase the number of shares of the Company’s Common Stock available for grants and awards under the 2000 Stock Incentive Plan from 3,000,000 to 3,600,000 and (ii) remove from the 2000 Stock Incentive Plan the current limit of 500,000 shares of the Company’s Common Stock that may be issued under awards of Common Stock, restricted stock and/or phantom stock.  The complete text of the proposed amendments to the 2000 Stock Incentive Plan is attached to this proxy statement as Appendix B.

The number and type of awards that may be granted in the future under the 2000 Stock Incentive Plan, as well as the number of eligible employees who may be granted such awards, are not determinable at this time.  Currently there are approximately 81 active employees and eight active non-employee directors who are participants in the plan.  The closing price for a share of the Company’s Common Stock on the New York Stock Exchange on March 29, 2004 was $44.54.

The following table sets forth information relating to all grants of stock options under the 2000 Stock Incentive Plan to (i) each of the Named Executive Officers, (ii) all current executive officers as a group, (iii) all current directors who are not executive officers as a group and (iv) all employees, including all current officers who are not executive officers, as a group.  The table does not include awards of restricted stock and phantom stock.

	Number of Securities Underlying Options Granted[1]	Weighted Average Exercise or Base Price ($/Share)	Value of Unexercised In-the-Money Options at March 26, 2004 ($)[2]
Charles H. Foster, Jr.	172,132	$30.83	$2,331,820
Janet A. Alpert	34,500	28.65	542,829
Theodore L. Chandler, Jr.	80,000	31.65	1,018,400
G. William Evans	36,125	31.17	477,285
Russell W. Jordan, III	--	--	--
Executive Group	344,195	30.76	4,686,296
Non-Executive Director Group	31,000	29.94	447,640
Non-Executive Officer Employee Group	134,690	29.21	2,043,187

__________

1 Stock options were granted at the closing sales price of a share of Common Stock as reported on the New York Stock Exchange at the date of grant.

2 The value of in-the-money options was calculated by determining the difference between the closing price of a share of Common Stock as reported on the New York Stock Exchange on March 26, 2004 and the exercise price of the options.

While the Committee to date has granted only non-qualified stock options and awarded shares of restricted stock and phantom stock and does not presently anticipate awarding any other equity incentives, it has been advised by counsel regarding the federal income tax consequences of each of the incentives that may be awarded under the 2000 Stock Incentive Plan.

No income is recognized by a participant at the time an option is granted.  If the option is an incentive stock option, no income will be recognized upon the participant’s exercise of the option.  Income is recognized by a participant when he disposes of shares acquired under an incentive stock option.  The exercise of a non-qualified stock option generally is a taxable event that requires the participant to recognize, as ordinary income, the difference between the share’s fair market value on the date of exercise and the option exercise price.  Upon exercise of a stock appreciation right or the receipt of shares of the Company’s Common Stock or cash under a phantom stock award, the participant recognizes income equal to the fair market value of the shares plus any cash received.

A participant recognizes income upon the receipt of an award of Common Stock equal to the Fair Market Value of the Common Stock.  Income is generally recognized on account of an award of restricted stock when the shares first become transferable or are no longer subject to a substantial risk of forfeiture.  At that time the participant recognizes income equal to the fair market value of the restricted stock.

The employer (either the Company or a subsidiary) will be entitled to claim a federal income tax deduction on account of the exercise of a non-qualified stock option or a stock appreciation right, the award of Common Stock, the receipt of shares of Common Stock or cash under a phantom stock award, or the vesting of a restricted stock award.  The amount of the deduction is equal to the ordinary income recognized by the participant.  The employer will not be entitled to a federal income tax deduction on account of the grant or the exercise of an incentive stock option.  The employer may claim a federal income tax deduction on account of certain dispositions of Common Stock received upon exercise of an incentive stock option.

In order to be adopted, the proposed amendments to the 2000 Stock Incentive Plan must be approved by the affirmative vote of a majority of the votes cast by holders of record of the Company’s Common Stock.  Under applicable New York Stock Exchange listing standards, the total vote cast on the proposal must also represent over 50% of all shares of the Company’s Common Stock outstanding on the record date.  Shareholders may direct that their votes be cast for or against the proposal, or shareholders may abstain from this proposal.  The New York Stock Exchange listing standards consider abstentions to be votes cast for purposes of this proposal.  Broker Shares that are not voted on this proposal are not considered votes cast and will not affect the outcome of the vote.

The Board of Directors recommends that the shareholders vote FOR Proposal Two.

PROPOSAL THREE

APPROVAL OF THE

LANDAMERICA FINANCIAL GROUP, INC.

EXECUTIVE VOLUNTARY DEFERRAL PLAN

General

The Board of Directors has adopted unanimously and recommends that the shareholders approve the LandAmerica Financial Group, Inc. Executive Voluntary Deferral Plan, as amended and restated effective as of January 1, 2004 (the “Executive Deferral Plan”).  The amendments were adopted and the Executive Deferral Plan is being submitted to the shareholders for approval in order to comply with recent changes to the New York Stock Exchange listing standards.  As amended, a maximum of 800,000 shares of the Company’s Common Stock may be issued under the plan.

The Executive Deferral Plan was adopted initially as of December 1, 1998, to allow key executives to defer receipt of bonus payments as a means of saving for retirement and other future purposes.  In addition, the plan provides eligible executives an incentive to remain employed by the Company and assists the Company in recruiting certain executive-level employees.  Moreover, the Board believes that the Executive Deferral Plan aligns participants’ interests with those of the Company’s shareholders by providing a vehicle for executives to achieve and maintain their stock ownership requirement under the Company’s Executive Target Ownership Program.

The complete text of the Executive Deferral Plan is attached to this proxy statement as Appendix C.  The following general description of the principal features of the Executive Deferral Plan is qualified in its entirety by reference to Appendix C.

Administration

The Executive Deferral Plan is administered by the Company unless the Executive Compensation Committee of the Board of Directors (the “Committee”) appoints one or more persons to serve as the plan administrator.  The administrator has the authority in its sole discretion and judgment to make all determinations concerning eligibility for benefits under the plan, the time or terms of payment, and the form or manner of payment to the participant or the participant’s beneficiary, in the event of the death or disability of the participant.  The administrator is empowered to settle claims against the plan and to make such equitable adjustments in a participant’s or beneficiary’s rights or entitlements under the plan as it deems appropriate in the event an error or omission is discovered or claimed in the operation or administration of the plan.  Finally, the administrator has the authority in its sole judgment and discretion to construe the plan, correct defects, supply omissions or reconcile inconsistencies to the extent necessary to effectuate the plan, and such action is conclusive and binding on all participants.  All costs and expenses incurred by the administrator in administering the plan, if any, are paid by the Company.

Eligibility

Any executive who has the rank of Senior Vice President of the Company or higher and other highly compensated executives designated by the Company or the Committee are eligible to participate in the Executive Deferral Plan and to defer payment of his or her bonus as provided in the plan.

Accounts and Investments

A separate account is established for each participant and credited with the amounts credited (or charged, as the case may be) in accordance with the plan.  Within each participant’s account, the Company maintains separate subaccounts, including a deferred stock unit account and a deferred cash account. A participant may designate a fixed dollar amount or a percentage to be deducted from his or her bonus (“Deferral Contribution”) and must indicate how the Deferral Contribution is to be allocated between the participant’s deferred cash account and deferred stock unit account.  The maximum deferral during any plan year is ninety-five percent (95%) of the amount of any bonus. Amounts credited to the participant’s deferred cash account earn interest at a fixed rate of return (initially 8%), subject to increase by the Committee.  As discussed under this heading below, fifty percent (50%) of the interest is subject to vesting.

Except as provided in the plan, a participant’s deferred stock unit account is treated as if it were invested in deferred stock units that are equivalent in value to the fair market value of the shares of the Company’s Common Stock in accordance with certain terms set forth in the plan.  The number of deferred stock units credited to a participant’s deferred stock unit account is increased on each date on which a dividend is paid on the Company’s Common Stock.  The number of additional deferred stock units credited to a participant’s deferred stock unit account as a result of such increase is determined by (i) multiplying the total number of deferred stock units (with fractional deferred stock units rounded off to the nearest thousandth) credited to the participant’s deferred stock unit account immediately before such increase by the amount of the dividend paid per share of the Company’s Common Stock on the dividend payment date, and (ii) dividing the product so determined by the closing price of a share of the Company’s Common Stock on the New York Stock Exchange (the “Closing Price”) on the dividend payment date.  The dollar value of the deferred stock units credited to a participant’s deferred stock unit account on any date is determined by multiplying the number of deferred stock units (including fractional deferred stock units) credited to the participant’s deferred stock unit account by the Closing Price on that date.

Under the Executive Deferral Plan, the number of deferred stock units credited to a participant’s deferred stock unit account will be adjusted in such manner as the Board of Directors, in its sole discretion, deems equitable if the following transactions or events occur:  (i) the Board declares a dividend (other than regular quarterly dividends) or other distribution (whether in the form of cash, shares, other securities, or other property), extraordinary cash dividend, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, repurchase, or exchange of shares or other securities, the issuance or exercisability of stock purchase rights, the issuance of warrants or other rights to purchase shares or other securities, or other similar corporate transaction or event; and (ii) the Board determines that such transaction or event affects the shares of the Company’s Common Stock, such that an adjustment is appropriate to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the plan.

Each account established under the plan is maintained for bookkeeping purposes only.  Neither the plan nor any of the accounts established under the plan hold any actual funds or assets.  Deferred stock units are used solely to determine the amounts to be paid under the plan, do not represent an equity security of the Company and do not carry any voting or dividend rights.  The plan does not provide for reallocation of funds between the deferred stock unit account and the deferred cash account.

A participant’s deferred stock unit account and deferred cash account are fully vested at all times under the plan.  However, a participant will forfeit fifty percent (50%) of the interest credited to his or her deferred cash account and all deferral premium (as discussed under “Determination of Deferral Benefit” below) credited to his or her deferred stock unit account (and any dividends credited as a result of such deferral premium) if the participant separates from service to the Company for any reason other than on account of the participant’s death, disability or retirement before the third anniversary of March 1 of the year following the deferral year of the Deferral Contribution to which the interest or deferral premium relates.  All deferral premiums become fully vested upon a change of control.  See “Change of Control” below.

Determination of Deferral Benefit

Under the Executive Deferral Plan, a participant’s deferral benefit is the balance in his or her deferred cash account and his or her deferred stock unit account at the time in question.  A participant may irrevocably elect, as a Deferral Contribution with respect to a plan year, to defer part or all of the participant’s bonus for a given plan year, which is specified in his or her deferral election for such plan year in accordance with the conditions set forth in the plan. Such deferral election must be filed no later than December 31 preceding such plan year or at such earlier time as may be set by the Committee in its sole discretion.

The maximum Deferral Contribution with respect to any participant for a plan year is ninety-five percent (95%) of his or her bonus for such plan year. To the extent that a participant elects to defer amounts into his or her deferred cash account, the participant’s deferred cash account is credited with the dollar amount of the Deferral Contribution allocated to such account on the last day of the month in which the bonus would have otherwise been paid. To the extent that a participant elects to defer amounts into his or her deferred stock unit account, the participant’s deferred stock unit account is credited with that number of deferred stock units determined by dividing the dollar amount of the participant’s Deferral Contribution to the deferred stock unit account by the Closing Price on the last day of the month in which the bonus would have otherwise been paid.

A separate deferral election must be filed for each plan year.  The participant must indicate how the Deferral Contribution for that year is to be allocated between the participant’s deferred cash account and the participant’s deferred stock unit account.

A participant who makes a Deferral Contribution for a given plan year into the participant’s deferred stock unit account receives a deferral premium of additional deferred stock units equal to twenty percent (20%) of the participant’s Deferral Contribution to his or her deferred stock unit account for such plan year.  The deferral premium is credited to the participant’s deferred stock unit account in addition to the deferred stock units received as a result of the election to defer the participant’s bonus, although such deferral premium is subject to the vesting requirements described under “Accounts and Investments” above.  The deferral premium is credited to the participant’s deferred stock unit account on March 1 of the year following the deferral year.

A deferral election must specify the benefit commencement date, the manner of payment and the period of payment.  A participant may elect to receive a lump sum payment or annual or quarterly installment payments over a term of years of up to fifteen years.  The benefit commencement date specified in the participant’s deferral election may be accelerated upon the participant’s death, disability, retirement or upon a change of control as provided in the plan.

Payment of Benefits

A participant’s deferral benefit is payable to the participant as of the benefit commencement date specified in the participant’s deferral election.  A participant’s deferred stock unit account is paid in shares of the

Company’s Common Stock with fractional shares paid in cash, and the deferred cash account is paid in cash.  The deferral benefit is paid in a lump sum or in annual or quarterly installment payments over a specified term of years as irrevocably elected by the participant.  In the event of the participant’s disability or retirement prior to his or her selected benefit commencement date, the participant’s benefit commencement date is adjusted to the first day of the month following the participant’s retirement or disability and is paid in the manner prescribed on the participant’s election form.

Early withdrawals from a participant’s account are not permitted except in the event of an unforeseeable emergency.  A distribution of a portion of the participant’s deferral account because of an unforeseeable emergency is permitted only to the extent required by the participant to satisfy the emergency need.  Whether an unforeseeable emergency has occurred is determined solely by the administrator. Distributions in the event of an unforeseeable emergency may be made by and with the approval of the administrator upon written request by a participant.

In the event that a participant dies prior to his or her benefit commencement date, the beneficiary of such participant is entitled to receive as a death benefit an amount equal to the deferral benefit that the participant would have received had the participant lived to the benefit commencement date and received the full deferral benefit.  This death benefit is calculated by increasing the value of the participant’s deferred cash account by the amount that would have been credited as interest at the rate of return from the date of death through the participant’s benefit commencement date assuming, for purposes of this additional interest crediting only, that the participant’s deferred stock unit account had been converted to a deferred cash account and added to the participant’s existing deferred cash account as of the first day of the month following the participant’s date of death.  This death benefit is paid pursuant to the participant’s election form except that the payment must be made, or begin, no more than ninety (90) days after the date of the participant’s death. In the event that a participant dies after his benefit commencement date, then the beneficiary of such participant is entitled to receive as a death benefit a continuation of the payment of the deferral benefit in the same manner and in the same amount that the participant would have received had the participant lived to receive the deferral benefit.

The Company is entitled to withhold all federal, state and local income, employment and other taxes required to be withheld by the Company in connection with payments made to participants under the Executive Deferral Plan.

Share Expenses

The cost of providing shares of the Company’s Common Stock (including any fees, commissions or other charges) to fund any deferral benefit or death benefit under the plan is borne by the Company and does not affect the value of the deferred stock unit account of any participant.  Such shares may be purchased on the open market or otherwise, or issued by the Company from its authorized but unissued shares of Common Stock.

Change of Control

The Executive Deferral Plan provides that if a participant separates from service to the Company within three (3) years following a change of control (as defined in the plan) (other than on account of the participant’s death, disability or retirement), the value of all amounts deferred by a participant that have not yet been credited to a participant’s account and the value of such participant’s account shall be paid to the participant in a lump-sum payment, no later than thirty (30) days after the date of the participant’s separation from service.  The value of such participant’s deferred stock unit account shall be paid in shares of the Company’s Common Stock (or an acquiring corporation’s stock as described below) with fractional shares and the value of the participant’s deferred cash account paid in cash.

Upon a change of control, each participant’s deferred stock unit account shall be adjusted to the greater of (i) the Closing Price on or nearest the date on which the change of control occurred, or (ii) the highest per share price of shares of the Company’s Common Stock actually paid in connection with the change of control.  If the consideration received in the change of control transaction includes shares of stock of another corporation, the adjustment of each participant’s deferred stock unit account will include converting the deferred stock units into units representing shares of the other corporation using the same exchange ratio as the exchange ratio used in the change of control transaction.  Such units will be equivalent in value to the fair market value of such shares of the other corporation and will thereafter be considered to be deferred stock units within the meaning of the plan.

Restrictions on Transfer

Neither the participant nor his or her beneficiary has any right to sell, assign, transfer or otherwise convey the right to receive any payments under the Executive Deferral Plan or any interest in the plan, which payments and interest are expressly non-assignable and non-transferable. The interests of each participant under the plan are not subject to claims of the participant’s creditors.

Unfunded Plan

The obligations incurred by the Company to pay deferral benefits to participants under the Executive Deferral Plan are unsecured general obligations of the Company.  The plan is unfunded, and the Company is not required to set aside assets to be used for payment of the deferral benefits or death benefits.

Trust

The Company has established a grantor trust to hold shares of the Company’s Common Stock to be used to fund payments to participants in the Executive Deferral Plan.  The Company provides the trustee with funds to purchase such shares on the open market to match the number of deferred stock units credited to participants’ accounts under the plan.  No participant has any right, title or interest in or to any trust assets.  The costs of operating the trust are paid by the Company.

Federal Income Tax Consequences

Deferral Contributions under the Executive Deferral Plan are not taxable for federal income tax purposes in the year they would have otherwise been paid to participants.  In addition, earnings accrued and amounts credited in accordance with the plan are not taxable for federal income tax purposes in the year they are credited to the participant’s deferred cash account or deferred stock unit account. These amounts are recognized as ordinary income in the year in which they are distributed to the participant.  In the case of a distribution of shares of the Company’s Common Stock, the amount recognized as income is the fair market value of the shares on the date of distribution.  The participant’s basis in any shares distributed under the plan is equal to the income recognized by the participant with respect to such shares.

The Company is allowed a deduction for federal income tax purposes at the time and in an amount equal to the ordinary income recognized by the participant.  However, Section 162(m) of the Internal Revenue Code imposes, subject to certain exceptions, a $1 million limitation on the amount of the annual compensation deduction allowable to a publicly held corporation in respect of its chief executive officer and its other four most highly paid executive officers.  The Company can make no assurances that future compensation deductions will not be limited by the provisions of Section 162(m).

The Executive Deferral Plan is not qualified under Section 401(a) of the Internal Revenue Code.

State tax consequences may in some cases differ from those described above.

Other Information

Upon approval by the Company’s shareholders, the Executive Deferral Plan will be effective as of January 1, 2004.  No deferral contributions may be made under the plan for any plan year ending after December 31, 2013.  However, except as otherwise provided in the plan, the expiration or termination of the plan with respect to deferral contributions shall not shorten the deferral period of any participant.  The Executive Deferral Plan may be terminated or amended at any time by the Board of Directors, effective as of the date specified, provided that no such termination or amendment shall decrease a participant’s deferral benefit accrued prior to the date of the termination or amendment.

Vote Required and Board Recommendation

The Executive Deferral Plan, as amended and restated, must be approved by the affirmative vote of a majority of the votes cast by holders of record of the Company’s Common Stock.  Under applicable New York Stock Exchange listing standards, the total vote cast on the proposal must also represent over 50% of all shares of the Company’s Common Stock outstanding on the record date.  Shareholders may direct that their votes be cast for or against the proposal, or shareholders may abstain from this proposal.  The New York Stock Exchange listing standards consider abstentions to be votes cast for purposes of this proposal.  Broker Shares that are not voted on this proposal are not considered votes cast and will not affect the outcome of the vote.

The Board of Directors recommends that the shareholders vote FOR Proposal Three.

PROPOSAL FOUR

APPROVAL OF THE

LANDAMERICA FINANCIAL GROUP, INC.

OUTSIDE DIRECTORS DEFERRAL PLAN

General

The Board of Directors has adopted unanimously and recommends that the shareholders approve the LandAmerica Financial Group, Inc. Outside Directors Deferral Plan, as amended and restated effective as of January 1, 2004 (the “Directors Deferral Plan”).  The amendments were adopted and the Directors Deferral Plan is being submitted to the shareholders for approval in order to comply with recent changes to the New York Stock Exchange listing standards.  As amended, a maximum of 100,000 shares of the Company’s Common Stock may be issued under the plan.

The Directors Deferral Plan was adopted initially as of April 1, 1998, to allow non-employee directors to defer receipt of cash compensation as a means of saving for retirement and other future purposes.  In addition, the plan assists the Company in recruiting and retaining individuals of ability and experience who are not employed by the Company to serve on the Board and its committees.  Moreover, the Board believes that the Directors Deferral Plan aligns participants’ interests with those of the Company’s shareholders by providing a vehicle for non-employee directors to participate in the future success of the Company.

The complete text of the Directors Deferral Plan is attached to this proxy statement as Appendix D.  The following general description of the principal features of the Directors Deferral Plan is qualified in its entirety by reference to Appendix D.

Administration

The Directors Deferral Plan is administered by the Executive Compensation Committee of the Board of Directors (the “Committee”) unless the Committee appoints one or more persons to serve as the plan administrator.  The administrator has the authority in its sole discretion and judgment to make all determinations concerning eligibility for benefits under the plan, the time or terms of payment, and the form or manner of payment to the participant or the participant’s beneficiary, in the event of the death or disability of the participant.  The administrator is empowered to settle claims against the plan and to make such equitable adjustments in a participant’s or beneficiary’s rights or entitlements under the plan as it deems appropriate in the event an error or omission is discovered or claimed in the operation or administration of the plan.  Finally, the administrator has the authority in its sole judgment and discretion to construe the plan, correct defects, supply omissions or reconcile inconsistencies to the extent necessary to effectuate the plan, and such action is conclusive and binding on all participants.  All costs and expenses incurred by the administrator in administering the plan, if any, are paid by the Company.

Eligibility

Any director who is not an employee of the Company and who has not reached the age of 65 in the year in which the payment of his or her compensation is deferred is eligible to participate in the Directors Deferral Plan and to defer payment of his or her cash compensation as provided in the plan.

Accounts and Investments

A separate account is established for each participant and credited with the amounts credited (or charged, as the case may be) in accordance with the plan.  Within each participant’s account, the Company maintains separate subaccounts, including a deferred stock unit account and a deferred cash account. A participant may designate a fixed dollar amount to be deducted from his or her cash compensation (i.e., quarterly retainer and fees for attending Board and committee meetings) (“Deferral Contribution”).  The maximum deferral during any plan year is one hundred percent (100%) of the amount of cash compensation. The Directors Deferral Plan currently provides that Deferral Contributions are invested in deferred stock units.  However, prior to a 1998 amendment of the plan, participants were able to defer amounts into either a deferred stock unit account or a deferred cash account.  Moreover, an amendment of the plan in 2002 gave certain participants the one-time opportunity to transfer all or a portion of their deferred stock units account into a deferred cash account for the remainder of 2002.  Amounts credited to the participant’s deferred cash account earn interest at a fixed rate of return (initially 9%), subject to increase by the Committee.  A participant’s deferred stock unit account and deferred cash account are fully vested at all times under the plan.

Except as provided in the plan, a participant’s deferred stock unit account is treated as if it were invested in deferred stock units that are equivalent in value to the fair market value of the shares of the Company’s Common Stock in accordance with certain terms set forth in the plan.  The number of deferred stock units credited to a participant’s deferred stock unit account is increased on each date on which a dividend is paid on the Company’s Common Stock.  The number of additional deferred stock units credited to a participant’s deferred stock unit account as a result of such increase is determined by (i) multiplying the total number of deferred stock units (with fractional deferred stock units rounded off to the nearest thousandth) credited to the participant’s deferred stock unit account immediately before such increase by the amount of the dividend paid per share of the Company’s Common Stock on the dividend payment date, and (ii) dividing the product so determined by the closing price of a share of the Company’s Common Stock on the New York Stock Exchange (the “Closing Price”) on the dividend payment date.  The dollar value of the deferred stock units credited to a participant’s deferred stock unit account on any date is determined by multiplying the number of deferred stock units (including fractional deferred stock units) credited to the participant’s deferred stock unit account by the Closing Price on that date.

Under the Directors Deferral Plan, the number of deferred stock units credited to a participant’s deferred stock unit account will be adjusted in such manner as the Board of Directors, in its sole discretion, deems equitable if the following transactions or events occur:  (i) the Board declares a dividend (other than regular quarterly dividends) or other distribution (whether in the form of cash, shares, other securities, or other property), extraordinary cash dividend, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, repurchase, or exchange of shares or other securities, the issuance or exercisability of stock purchase rights, the issuance of warrants or other rights to purchase shares or other securities, or other similar corporate transaction or event; and (ii) the Board determines that such transaction or event affects the shares of the Company’s Common Stock, such that an adjustment is appropriate to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the plan.

Each account established under the plan is maintained for bookkeeping purposes only.  Neither the plan nor any of the accounts established under the plan hold any actual funds or assets.  Deferred stock units are used solely to determine the amounts to be paid under the plan, do not represent an equity security of the Company and do not carry any voting or dividend rights.  The plan does not provide for reallocation of funds between the deferred stock unit account and the deferred cash account.

Determination of Deferral Benefit

Under the Directors Deferral Plan, a participant’s deferral benefit is the balance in his or her deferred cash account and his or her deferred stock unit account at the time in question.  A participant may irrevocably elect, as a Deferral Contribution with respect to a plan year, to defer part or all of the participant’s cash compensation for a given plan year, which is specified in his or her deferral election for such plan year in accordance with the conditions set forth in the plan. Such deferral election must be filed no later than December 31 preceding such plan year or at such earlier time as may be set by the Committee in its sole discretion.

The maximum Deferral Contribution with respect to any participant for a plan year is one hundred percent (100%) of his or her cash compensation for such plan year. A separate deferral election must be filed for each plan year. To the extent that a participant elects to defer his or her quarterly retainer, as of the first day of each calendar quarter the participant’s deferred stock unit account is credited with that number of deferred stock units determined by dividing the dollar amount of such deferred retainer by the Closing Price on the first day of such calendar quarter.  To the extent a participant elects to defer his or her Board and committee meeting fees, as of the first day of the month following the month in which such fees are accrued the participant’s deferred stock unit account is credited with that number of deferred stock units by dividing such deferred fees by the Closing Price as of the day the deferred stock units are credited to his or her account.  A participant who elects to defer one hundred percent (100%) of his or her cash compensation receives additional deferred stock units equal to twenty percent (20%) of the participant’s Deferral Contribution for such plan year.

A deferral election must specify the benefit commencement date, the manner of payment and the period of payment.  A participant may elect to receive a lump sum payment or annual or quarterly installment payments over a term of years of up to fifteen years.  The benefit commencement date specified in the participant’s deferral election may be accelerated upon the participant’s death, disability, retirement or upon a change of control as provided in the plan.

Payment of Benefits

A participant’s deferral benefit is payable to the participant as of the benefit commencement date specified in the participant’s deferral election.  A participant’s deferred stock unit account is paid in shares of the Company’s Common Stock with fractional shares paid in cash, and the deferred cash account is paid in cash.  The deferral benefit is paid in a lump sum or in installment payments over a specified term of years as irrevocably elected by the participant.

Early withdrawals from a participant’s account are not permitted except in the event of an unforeseeable emergency.  A distribution of a portion of the participant’s deferral account because of an unforeseeable emergency is permitted only to the extent required by the participant to satisfy the emergency need.  Whether an unforeseeable emergency has occurred is determined solely by the administrator. Distributions in the event of an unforeseeable emergency may be made by and with the approval of the administrator upon written request by a participant.

In the event that a participant dies prior to his or her benefit commencement date, the beneficiary of such participant is entitled to receive as a death benefit an amount equal to the deferral benefit that the participant would have received had the participant lived to the benefit commencement date and received the full deferral benefit.  This death benefit is calculated by increasing the value of the participant’s deferred cash account by the amount that would have been credited as interest at the rate of return from the date of death through the participant’s benefit commencement date assuming, for purposes of this additional interest crediting only, that the participant’s deferred stock unit account had been converted to a deferred cash account and added to the participant’s existing deferred cash account as of the first day of the month following the participant’s date of death.  This death benefit is paid pursuant to the participant’s election form except that the payment must be made, or begin, on the first of January following the participant’s death. In the event that a participant dies after his benefit commencement date, then the beneficiary of such participant is entitled to receive as a death benefit a continuation of the payment of the deferral benefit in the same manner and in the same amount that the participant would have received had the participant lived to receive the deferral benefit.

Share Expenses

The cost of providing shares of the Company’s Common Stock (including any fees, commissions or other charges) to fund any deferral benefit or death benefit under the plan is borne by the Company and does not affect the value of the deferred stock unit account of any participant.  Such shares may be purchased on the open market or otherwise, or issued by the Company from its authorized but unissued shares of Common Stock.

Change of Control

The Directors Deferral Plan provides that if a participant ceases to serve as a director of the Company (or as a director of any publicly held acquiring parent corporation in the event the Company is not the surviving publicly held parent corporation in a change of control transaction) within three (3) years following a change of control (as defined in the plan), the value of all amounts deferred by a participant that have not yet been credited to a participant’s account and the value of such participant’s account shall be paid to the participant in a lump-sum payment, no later than thirty (30) days after the date of the participant’s separation from service.  The value of such participant’s deferred stock unit account shall be paid in shares of the Company’s Common Stock (or an acquiring corporation’s stock as described below) with fractional shares and the value of the participant’s deferred cash account paid in cash.

Upon a change of control, each participant’s deferred stock unit account shall be adjusted to the greater of (i) the Closing Price on or nearest the date on which the change of control occurred, or (ii) the highest per share price of shares of the Company’s Common Stock actually paid in connection with the change of control.  If the consideration received in the change of control transaction includes shares of stock of another corporation, the adjustment of each participant’s deferred stock unit account will include converting the deferred stock units into units representing shares of the other corporation using the same exchange ratio as the exchange ratio used in the change of control transaction.  Such units will be equivalent in value to the fair market value of such shares of the other corporation and will thereafter be considered to be deferred stock units within the meaning of the plan.

Restrictions on Transfer

Neither the participant nor his or her beneficiary has any right to sell, assign, transfer or otherwise convey the right to receive any payments under the Directors Deferral Plan or any interest in the plan, which payments and interest are expressly non-assignable and non-transferable. The interests of each participant under the plan are not subject to claims of the participant’s creditors.

Unfunded Plan

The obligations incurred by the Company to pay deferral benefits to participants under the Directors Deferral Plan are unsecured general obligations of the Company.  The plan is unfunded, and the Company is not required to set aside assets to be used for payment of the deferral benefits or death benefits.

Trust

The Company has established a grantor trust to hold shares of the Company’s Common Stock to be used to fund payments to participants in the Directors Deferral Plan.  The Company provides the trustee with funds to purchase such shares on the open market to match the number of deferred stock units credited to participants’ accounts under the plan.  No participant has any right, title or interest in or to any trust assets.  The costs of operating the trust are paid by the Company.

Federal Income Tax Consequences

Deferral Contributions under the Directors Deferral Plan are not taxable for federal income tax purposes in the year they would have otherwise been paid to participants.  In addition, earnings accrued and amounts credited in accordance with the plan are not taxable for federal income tax purposes in the year they are credited to the participant’s deferred cash account or deferred stock unit account. These amounts are recognized as ordinary income in the year in which they are distributed to the participant.  In the case of a distribution of shares of the Company’s Common Stock, the amount recognized as income is the fair market value of the shares on the date of distribution.  The participant’s basis in any shares distributed under the plan is equal to the income recognized by the participant with respect to such shares.  The Company is allowed a deduction for federal income tax purposes at the time and in an amount equal to the ordinary income recognized by the participant.

The Directors Deferral Plan is not qualified under Section 401(a) of the Internal Revenue Code.

State tax consequences may in some cases differ from those described above.

Other Information

Upon approval by the Company’s shareholders, the Directors Deferral Plan will be effective as of January 1, 2004.  No deferral contributions may be made under the plan for any plan year ending after December 31, 2013.  However, except as otherwise provided in the plan, the expiration or termination of the plan with respect to deferral contributions shall not shorten the deferral period of any participant.  The Directors Deferral Plan may be terminated or amended at any time by the Board of Directors, effective as of the date specified, provided that no such termination or amendment shall decrease a participant’s deferral benefit accrued prior to the date of the termination or amendment.

Vote Required and Board Recommendation

The Directors Deferral Plan, as amended and restated, must be approved by the affirmative vote of a majority of the votes cast by holders of record of the Company’s Common Stock.  Under applicable New York Stock Exchange listing standards, the total vote cast on the proposal must also represent over 50% of all shares of the Company’s Common Stock outstanding on the record date.  Shareholders may direct that their votes be cast for or against the proposal, or shareholders may abstain from this proposal.  The New York Stock Exchange listing standards consider abstentions to be votes cast for purposes of this proposal.  Broker Shares that are not voted on this proposal are not considered votes cast and will not affect the outcome of the vote.

The Board of Directors recommends that the shareholders vote FOR Proposal Four.

AUDIT INFORMATION

The following provides information about the Company’s independent public accountants and their relationship with the Company and the Audit Committee.

Fees of Independent Public Accountants

Audit Fees

The aggregate amount of fees billed to the Company by Ernst & Young LLP (“Ernst & Young”) for professional services rendered in connection with the audit of the Company’s annual financial statements for the fiscal years ended December 31, 2002 and December 31, 2003 and for the review of the Company’s interim financial statements included in the Company’s quarterly reports on Form 10-Q as well as services normally provided in connection with statutory or regulatory filing during such fiscal years were $1,229,306 for 2002 and $1,635,222 for 2003.

Audit Related Fees

The aggregate amount of fees billed to the Company by Ernst & Young for professional services for assurance and related services that are reasonably related to the review of the Company’s financial statements and not reported under the heading “Audit Fees” above for the fiscal years ended December 31, 2002 and December 31, 2003 were $51,763 and $226,801, respectively.  During 2002, these services included benefit plan audits. During 2003, these services included benefit plan audits, insurance and labor reviews, due diligence in connection with acquisitions and reviews of internal control documentation.

Tax Fees

The aggregate amount of fees billed to the Company by Ernst & Young for professional services for tax compliance, tax advice and tax planning for the fiscal years ended December 31, 2002 and December 31, 2003 were  $143,286 and $89,467, respectively.  During 2002 and 2003, these services generally included tax assistance on specific matters.

All Other Fees

The aggregate amount of fees billed to the Company by Ernst & Young for services other than those described above for the fiscal year ended December 31, 2002 were $314,744, respectively.  During 2002, other services generally included executive compensation consulting and cash management assistance.  There were no fees billed to the Company by Ernst & Young for any other services for the fiscal year ended December 31, 2003.

Pre-Approved Services

The Audit Committee’s Charter, which is attached as Appendix A to this Proxy Statement, provides for pre-approval of audit, audit-related and tax services to be performed by the independent auditors.  All such services, as described above, were pre-approved by the Audit Committee, which concluded that the provision by Ernst & Young of the services not related to the annual audit and quarterly review of the Company’s financial statements was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions.

The Charter also authorizes the Audit Committee to delegate to one or more of its members pre-approval authority with respect to permitted services.  The decisions of any Audit Committee member to whom pre-approval authority is delegated must be presented to the full Audit Committee at its next scheduled meeting.

Audit Committee Report

Management is responsible for the Company’s internal controls, financial reporting process and compliance with laws and regulations and ethical business standards.  The independent auditor is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards and issuing a report thereon.  The Audit Committee’s responsibility is to monitor and oversee these processes on behalf of the Board of Directors.

In this context, the Audit Committee has reviewed and discussed the audited financial statements with management and the independent auditors.  The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).  In addition, the Audit Committee has received from the independent auditors the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with them their independence from the Company and its management.  Moreover, the Audit Committee has considered whether the non-audit services provided by the independent auditors are compatible with maintaining the auditors’ independence.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003, for filing with the Securities and Exchange Commission.  By recommending to the Board of Directors that the audited financial statements be so included, the Audit Committee is not opining on the accuracy, completeness or presentation of the information contained in the audited financial statements.

Audit Committee

Robert F. Norfleet, Jr., Chairman

Michael Dinkins

Robert T. Skunda

Eugene P. Trani

Richmond, Virginia

March 1, 2004

Appointment of Independent Public Accountants

Upon the recommendation of the Audit Committee, the Board of Directors has appointed the firm of Ernst & Young LLP as independent public accountants to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2004.  Representatives of Ernst & Young LLP will be present at the Annual Meeting, will be available to respond to appropriate questions and may make a statement if they so desire.

PROPOSALS FOR 2005 ANNUAL MEETING

Under the regulations of the Securities and Exchange Commission, any shareholder desiring to make a proposal to be acted upon at the 2005 Annual Meeting of Shareholders must cause such proposal to be delivered, in proper form, to the Secretary of the Company, whose address is 101 Gateway Centre Parkway, Gateway One, Richmond, Virginia 23235-5153, no later than December 13, 2004, in order for the proposal to be considered for inclusion in the Company’s Proxy Statement and form of proxy for that meeting.  The Company anticipates holding the 2005 Annual Meeting of Shareholders on May 17, 2005.

The Company’s Bylaws also prescribe the procedure that a shareholder must follow to nominate directors or to bring other business before shareholders’ meetings.  For a shareholder to nominate a candidate for director or to bring other business before a meeting, notice must be received by the Secretary of the Company (i) no later than December 13, 2004, and no earlier than November 12, 2004 or (ii) if the date of the 2005 Annual Meeting of Shareholders is changed by more than 30 days from May 17, 2005, not less than 90 days before the date of such meeting.  Notice of a nomination for director must describe various matters regarding the nominee and the shareholder giving the notice.  Notice of other business to be brought before the meeting must include a description of the proposed business, the reasons therefor, and other specified matters.  Any shareholder may obtain a copy of the Company’s Bylaws, without charge, upon written request to the Secretary of the Company at the address set forth above.

OTHER MATTERS

THE COMPANY’S ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 2003, INCLUDING FINANCIAL STATEMENTS, IS BEING MAILED TO SHAREHOLDERS WITH THIS PROXY STATEMENT.  A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR 2003 FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, EXCLUDING EXHIBITS, MAY BE OBTAINED WITHOUT CHARGE BY WRITING TO THE SECRETARY OF THE COMPANY, WHOSE ADDRESS IS 101 GATEWAY CENTRE PARKWAY, GATEWAY ONE, RICHMOND, VIRGINIA 23235-5153 OR BY VISITING THE COMPANY’S WEBSITE AT WWW.LANDAM.COM.

Appendix A

LANDAMERICA FINANCIAL GROUP, INC.

AUDIT COMMITTEE CHARTER

1.

Organization

The Audit Committee shall be appointed by the Board of Directors and shall consist of at least three directors all of whom shall meet the independence and experience requirements for audit committee members set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the rules and regulations of the New York Stock Exchange and applicable law. All Committee members shall be financially literate, or shall become financially literate within a reasonable period of time after appointment to the Committee, at least one member shall be qualified as an Audit Committee Financial Expert, as defined in Rule 10A-3 under the Exchange Act, and at least one member (who may also serve as the Audit Committee Financial Expert) shall have accounting or related financial management expertise. No member of the Committee may serve on the audit committee of more than three other public companies.  Unless a Chairman is elected by the full Board of Directors, the members of the Committee may designate a Chairman by majority vote of the full Committee membership.  No member of the Committee may accept directly or indirectly any consulting, advisory or other compensatory fee from the Company or any of its subsidiaries other than director and committee fees and pension or other forms of deferred compensation (provided such compensation is not contingent in any way on continued service) or be an affiliated person (other than as a director) of the Company or any of its subsidiaries.  Directors’ fees received by members of the Committee may be greater than the fees received by other directors.

2.

Statement of Policy

The Audit Committee shall assist the Board of Directors in fulfilling the Board’s oversight responsibility to the shareholders relating to (a) the integrity of the financial statements of the Company, (b) the Company’s compliance with legal and regulatory requirements, (c) the qualifications, independence and performance of the Company’s independent auditor and (d) the performance of the internal audit function.  In connection with fulfilling these responsibilities, the Committee shall meet as necessary with management, the internal auditor (or other personnel responsible for the internal audit function) and the independent auditor, including separate meetings with each on a periodic basis.  In so doing, the Committee will benefit from free and open communication between the Committee, the directors, the independent auditor, the internal auditor and management of the Company.  The Committee may adopt such policies and procedures as it may deem necessary or appropriate to carry out its responsibilities under this charter.

3.

Processes

The following shall be the recurring processes of the Committee in carrying out its oversight function.  The Committee may supplement these processes as appropriate.

•

Engagement of Auditor.  The Audit Committee shall be directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditor engaged (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, and the independent auditor shall report directly to the Audit Committee.  With respect to any continuing engagement of an independent auditor, the Committee shall review and evaluate the lead audit partner, taking into account the opinions of management and the Company’s internal auditor, assure the regular rotation of the lead audit partner and other audit partners as required by law and consider whether there should be regular rotation of the audit firm itself.  The Committee shall pre-

approve all auditing and non-auditing services to be performed by the independent auditor as required by law.  In no event shall such non-auditing services be prohibited by Section 10A of the Exchange Act, as amended.  The Committee may delegate to one or more designated members of the Committee the authority to grant such pre-approvals and such members shall report any decision to preapprove any services to the full Audit Committee at its regularly scheduled meetings.

•

Auditor Independence.  The Audit Committee shall discuss the independence of the Company’s independent auditor from management and from the Company and shall discuss all relationships between the independent auditor and its affiliates and the Company and its affiliates that may reasonably be thought to bear on the auditor’s independence.  The independent auditor shall confirm that, in its view, it is independent of the Company.  In this regard, the Committee shall obtain at least annually a formal written report from the independent auditor describing all relationships between the auditor and the Company.  In addressing the auditor’s independence, the Committee shall consider any non-audit services performed by the independent auditor and its affiliates for the Company and its affiliates and the impact such services may have on the auditor’s independence.  In addition, the Committee shall receive periodic reports from the auditor regarding the auditor’s independence as required by the Independence Standards Board and discuss such reports with the auditor.  The Committee may adopt policies regarding auditor independence including, without limitation, policies regarding the auditor’s performance of non-audit services.

•

Audit Planning.  The Audit Committee shall discuss with the internal auditor and the independent auditor the overall scope and plans for their respective audits, including the adequacy of staffing.  With respect to the internal auditor, the Committee shall review the internal auditor’s responsibilities, staffing, budget and scope of the internal audit and changes thereto.

•

Review of Internal Controls.  The Audit Committee shall discuss with management, the internal auditor and the independent auditor (a) the adequacy and effectiveness of accounting and financial controls that could significantly affect the Company’s financial statements, including, without limitation, all significant deficiencies, if any, in the design or operation of the Company’s internal controls which could adversely affect the Company’s ability to record, process, summarize and report financial data, and whether the Company’s principal executive officer and principal financial officer have identified for the Company’s independent auditor any material weakness in the Company’s internal controls; and (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls.   The Committee may elicit any recommendations for the improvement of such internal controls or particular areas where new or more detailed controls or procedures are desirable.  In addition, the Committee shall review management’s annual assessment of, and report on, the Company’s internal control over financial reporting and management’s quarterly evaluation of changes in internal control over financial reporting.

•

Risk Assessment and Management.  The Audit Committee shall discuss with management, the independent auditor and the internal auditor the Company’s policies and procedures with respect to risk assessment and risk management.

•

Review of Financial Statements.  The Audit Committee shall review and discuss the annual audited financial statements and quarterly financial statements of the Company with management and the independent auditor, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Conditions and Results of Operations.”  The Committee shall discuss with management and the independent auditor significant accounting principles, financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including, without limitation, critical accounting policies and assumptions.  On at least a quarterly basis, the Committee shall review with management and the independent auditor all off-balance sheet transactions, arrangements, obligations and other Company relationships with unconsolidated entities or other persons, that management has determined would have a material current or future effect on financial condition, changes in financial condition, results of operations, liquidity, capital expenditures or capital resources.  The independent auditor shall provide its judgment to the Committee about the quality, not merely the acceptability, of accounting principles, the reasonableness of any significant judgments, and the clarity of disclosures in the financial statements as part of such review.

•

Evaluation of Audit and Audit Problems.  The Audit Committee shall discuss with the independent auditor the results of the annual audit and any other matters required under generally accepted auditing standards to be communicated to the Committee by the independent auditor regarding the conduct of the audit.  The Committee shall regularly review with the independent auditor any audit problems or difficulties the auditor may have encountered in the course of the audit work, including any restrictions on the scope of the auditor’s activities or on access to requested information and any significant disagreements with management.  In addition, the Audit Committee may review the following with the independent auditor: (a) any accounting adjustments that were noted or proposed by the auditor but were “passed” (as immaterial or otherwise), (b) any communications between the audit team and the audit firm’s national office respecting auditing or accounting issues presented by the engagement, and (c) any “management” or “internal control” letter issued, or proposed to be issued, by the auditor to the Company.  The Audit Committee shall, as it deems appropriate, resolve all disagreements between management and the independent auditor.  The Committee also shall review significant changes to the Company’s accounting principles and practices as suggested by the independent auditor, internal auditor or management.

•

Reports from Auditor.  The Audit Committee shall receive all reports from the independent auditor and all reports required under Section 10A of the Exchange Act, including a report with respect to (a) all critical accounting policies and practices to be used in the preparation of the Company’s financial statements, (b) all alternative treatments of financial information within generally accepted accounting principles (“GAAP”) that have been discussed with management of the Company, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor, and (c) other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.  In addition, the Committee shall obtain and review at least annually a report by the independent auditor describing the independent auditor’s internal quality-control procedures, and any material issues raised by the most recent internal quality-control review or peer review of the independent auditor, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditor, and any steps taken to deal with any such issues.  The Committee shall also review the independent auditor’s attestation report on management’s evaluation of internal control over financial reporting.

•

Reports from General Counsel.  The Committee shall review reports from the Company’s general counsel regarding any significant legal matters that may have a material effect on the financial statements or any matters that indicate or suggest the occurrence of a material violation of applicable legal requirements or the Company’s ethics and compliance policies and programs.

•

Earnings Press Releases.  The Audit Committee shall discuss generally the earnings press releases of the Company as well as financial information and earnings guidance provided to analysts and rating agencies, with management and the independent auditor.

•

Report to Board.  The Committee shall report regularly to the Board of Directors any material issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the Company’s independent auditor or the performance of the internal audit function.  In addition, the Committee shall annually report to the Board of Directors its conclusions with respect to the performance and independence of the Company’s independent auditor.

•

Report to SEC.  The Audit Committee shall prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company’s annual proxy statement.  In addition, the Committee shall review the disclosure in all proxy statements regarding the independence of Audit Committee members.

•

Complaint Procedures.  The Audit Committee shall establish procedures for receiving, retaining and handling complaints regarding the Company’s accounting, internal controls or auditing matters, and for the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters.

•

Qualified Legal Compliance Committee.  The Audit Committee shall serve as the Company’s Qualified Legal Compliance Committee (the “QLCC”) and shall establish procedures for the confidential receipt, retention and consideration of any report, by an attorney appearing and practicing before the Securities and Exchange Commission in the representation of the Company, of evidence of a material violation of an applicable United States federal or state securities law, a material breach of fiduciary duty arising under United States federal or state law, or a similar material violation of any United States federal or state law by the Company, its officers, directors, employees or agents.  In addition, the QLCC shall have the authority and responsibility to (i) inform the Company’s chief legal officer and chief executive officer (or the equivalents thereof) of any report of evidence of such a material violation unless the attorney making such report reasonably believes that it would be futile to report evidence of a material violation to the Company’s chief legal officer and chief executive officer (or the equivalents thereof); (ii) to determine whether an investigation is necessary regarding any report of evidence of a material violation by the Company, its officers, directors, employees or agents and, if it determines an investigation is necessary or appropriate, to (a) notify the full Board of Directors, (b) initiate an investigation, which may be conducted either by the chief legal officer (or the equivalent thereof) or by outside attorneys, and (c) retain such additional expert personnel as the committee deems necessary.  At the conclusion of any such investigation, the QLCC shall have the authority and responsibility to (i) recommend, by majority vote, that the Company implement an appropriate response to evidence of a material violation; and (ii) inform the chief legal officer and the chief executive officer (or the equivalents thereof) and the Board of Directors of the results of any such investigation and the appropriate remedial measures to be adopted.  The QLCC has the authority and responsibility, acting by majority vote, to take all other appropriate action, including the authority to notify the Securities and Exchange Commission in the event that the Company fails in any material respect to implement an appropriate response that the QLCC has recommended the Company to take.

•

Hiring Policies.  The Audit Committee shall establish hiring policies for employees or former employees of the independent auditor that address conflicts of interests.

•

Investigations; Funding; Advisors.  In discharging its role, the Audit Committee may conduct an investigation into any matter brought to its attention and shall have full access to all books, records, facilities and personnel of the Company in order to conduct such an investigation.  The Company shall provide appropriate funding, as determined by the Audit Committee, for the payment of compensation to the independent auditor in connection with audit review, attest and other services to the Company and for ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.  The Audit Committee also may retain, and shall receive appropriate funding for, special legal, accounting or other consultants to advise and assist the Committee as it deems necessary to carry out its duties, without obtaining approval of the Board of Directors.

•

Committee Performance Evaluation.  The Audit Committee shall perform an annual performance evaluation of the Committee, including, without limitation, an evaluation of the fulfillment of its responsibilities to review (a) any major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles; (b) any major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies; (c) analyses prepared by management and/or the internal auditor setting forth significant financial reporting issues and judgments made in the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; (d) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the Company’s financial statements; and (e) the type and presentation of information to be included in earnings press releases (paying particular attention to any use of “pro forma,” or “adjusted” non-GAAP, information), as well as financial information and earnings guidance provided to analysts and rating agencies.

•

Charter.  The Audit Committee shall review and reassess the Audit Committee charter at least annually, and any amendments thereto shall be approved by the Board of Directors.  The Company shall include a copy of the charter in its proxy statement at least triennially or the year after any significant amendment to the charter.

This charter shall not be construed in a manner that imposes, upon the Audit Committee or its members, additional duties and responsibilities or a higher standard of conduct or care than that imposed upon committees of boards of directors generally, pursuant to applicable law.  It is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete or accurate or are in accordance with GAAP.  Management is responsible for the preparation, presentation, and integrity of the Company’s financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company.  The independent auditor is responsible for auditing the Company’s financial statements and for reviewing the Company’s unaudited interim financial statements.

Approved on December 10, 2003 by the Board of Directors of LandAmerica Financial Group, Inc.

Appendix B

LANDAMERICA FINANCIAL GROUP, INC.

2000 STOCK INCENTIVE PLAN

Statement of Amendments

Effective May 26, 2004

Note:  The number underlined below is to be added by the proposed amendments and words crossed out below are to be deleted by the proposed amendments.

1.

Section 5.01 is amended to read as follows:

5.01

Maximum Number of Shares to be Awarded.  Subject to the adjustment provisions of Article XI and the provisions of (i) and (ii) of this Article V, up to ~~3,000,000~~3,600,000 shares of Common Stock may be issued under the Plan.  In addition to such authorization, the following shares of Common Stock may be issued under the Plan:

(i)

Shares of Common Stock that are forfeited under this Plan or the Prior Plan, and shares of Common Stock that are not issued under this Plan or the Prior Plan because of (x) a payment of cash in lieu of shares of Common Stock, (y) the cancellation, termination or expiration of Grants and Awards, and/or (z) other similar events under this Plan or the Prior Plan, shall be available for issuance under this Plan; and

(ii)

If a Participant tenders, or has withheld, shares of Common Stock in payment of all or part of the Option Price under an Option granted under this Plan or the Prior Plan, or in satisfaction of withholding tax obligations thereunder, the shares of Common Stock so tendered by the Participant or so withheld shall become available for issuance under this Plan.

Notwithstanding (i) above, any shares of Common Stock that are authorized to be issued under the Prior Plan but that are not issued or covered by Grants or Awards under the Prior Plan, shall not be available for issuance under this Plan.

~~Subject to the adjustment provisions of Article XI, not more than 500,000 shares of Common Stock shall be issued under Awards of Common Stock, Restricted Stock and/or Phantom Stock.~~

Subject to the foregoing provisions of this Article V, if a Grant or an Award may be paid only in shares of Common Stock, or in either cash or shares of Common Stock, the shares of Common Stock shall be deemed to be issued hereunder only when and to the extent that payment is actually made in shares of Common Stock.  However, the Committee may authorize a cash payment under a Grant or an Award in lieu of shares of Common Stock if there are insufficient shares of Common Stock available for issuance under the Plan.

B-1

Appendix C

LANDAMERICA FINANCIAL GROUP, INC.

EXECUTIVE VOLUNTARY DEFERRAL PLAN

LandAmerica Financial Group, Inc. (the “Corporation”) initially adopted the LandAmerica Financial Group, Inc. Executive Voluntary Deferral Plan (the “Plan”) effective as of December 1, 1998 to provide certain key executives an opportunity to defer receipt of bonus payments as well as an opportunity for such key executives to align their interests with the Corporation by being tied to the performance of the Corporation’s common stock.  The Corporation hereby amends and restates the Plan, effective January 1, 2004.

Article I

DEFINITION OF TERMS

The following words and terms as used in this  Plan  shall  have  the  meaning  set  forth  below,  unless  a different meaning is clearly required by the context:

1.1

Account:  A bookkeeping account established for a Participant under Article IV hereof.

1.2

Administrator:  The Administrator of the Plan appointed under Section 12.1.

1.3

Affiliate:  Any subsidiary, parent, affiliate, or other related business entity to the Corporation.

1.4

Annual Bonus Date:  The date in a particular year on which the Bonus awarded to those Participants who receive solely one Bonus award per year becomes payable or would otherwise become payable, but for a Participant’s Deferral Election.

1.5

Beneficiary:  The person or persons designated by a Participant or otherwise entitled pursuant to Section 8.1 to receive benefits under the Plan attributable to such Participant after the death of such Participant.

1.6

Benefit Commencement Date:  The date irrevocably elected by the Participant pursuant to Section 3.2, which date may not be later than the Participant’s 70th birthday.  The same Benefit Commencement Date shall be required for all Deferral Contributions made and Deferral Benefits attributable to a Plan Year.  Unless otherwise approved by the Administrator or otherwise provided in this Plan, the Benefit Commencement Date elected by the Participant must be the 15th day of April of a year permitted by Section 3.2.

1.7

Board:  The present and any succeeding Board of Directors of the Corporation, unless such term is used with respect to a particular Affiliate and its Directors, in which event it shall mean the present and any succeeding Board of Directors of that Affiliate.

1.8

Bonus:  Compensation paid to a Participant for services rendered to the Corporation or an Affiliate, which is designated as a “bonus” by the Committee and which shall include without limitation any pre-tax or sub-goal bonuses.

1.9

Closing Price:  The closing price of a share of common stock of the Corporation as reported on the New York Stock Exchange composite tape on such day or, if the common stock of the Corporation was not traded on the New York Stock Exchange on such day, then on the next preceding day that the common stock of the Corporation was traded on such exchange, all as reported by such source as the Administrator may select.

1.10

Code:  The Internal Revenue Code of 1986, as the same may be amended from time to time.

1.11

Committee:  The Executive Compensation Committee of the Board.

1.12

Corporation:  LandAmerica Financial Group, Inc., or any successor thereto.

1.13

Death Benefit:  The benefit with respect to a Participant due a Participant’s Beneficiary, determined in accordance with Article VI hereof.

1.14

Deferral Amount:  With respect to each Plan Year, the sum of the Deferral Contributions of a Participant with respect to his Bonus to be paid during the Plan Year.

1.15

Deferral Benefit:  The balance in a Participant’s Deferred Cash Account and Deferred Stock Unit Account.

1.16

Deferral Contribution:  The portion of a Participant’s Bonus, which is deferred under the Plan.

1.17

Deferral Election:  An irrevocable election of a Deferral Amount in writing executed by the Eligible Executive or Participant and timely filed with the Administrator.

1.18

Deferral Premium:  Additional Deferred Stock Units awarded to a Participant who elects to defer his Bonus into the Deferred Stock Unit Account equal to twenty percent (20%) of the Participant’s Deferral Contribution into the Deferred Stock Unit Account for a given Plan Year.

1.19

Deferral Year:  The Plan Year with respect to which a Deferral Contribution is made.  For purposes hereof, a Deferral Contribution is considered made with respect to the Plan Year in which the Bonus deferred was earned.

1.20

Deferred Cash Account:  An unfunded, bookkeeping account maintained on the books of the Corporation for a Participant, which reflects the Participant’s Deferral Contributions made under the Plan.  Separate subdivisions of the Deferred Cash Account shall continue to be maintained to reflect Deferral Contributions made and Deferral Benefits attributable with respect to each Plan Year.

1.21

Deferred Stock Unit:  A hypothetical share of the Corporation’s common stock.

1.22

Deferred Stock Unit Account:  An unfunded, bookkeeping account maintained on the books of the Corporation for a Participant, which reflects his interest in amounts attributable to his Deferred Contributions under the Plan.  Separate subdivisions of the Deferred Stock Unit Account shall be maintained to reflect Deferral Contributions made and Deferral Benefits attributable with respect to each Plan Year and within each Plan Year, the Deferral Contributions and Deferral Benefits attributable to Deferral Contributions of Bonus and Deferral Premiums.

1.23

Disabled and Disability shall have the meanings assigned to such terms in the Corporation’s Long-Term Disability Plan.

1.24

Effective Date:  The Effective Date of the Plan is December 1, 1998.

1.25

Eligible Executive:  An executive who has the rank of Senior Vice-President of the Corporation, or higher and other highly compensated individuals designated by the Committee, or the Corporation, in their sole discretion.

1.26

Participant:  An Eligible Executive who elects to participate in the Plan, and further differentiated as follows:

(i)

“Active Participant”: A Participant who has an election to make Deferral Contributions to the Plan in effect at the time in question.

(ii)

“Inactive Participant”: A Participant who does not have an election to make Deferral Contributions to the Plan in effect at the time in question.

1.27

Plan:  This document, as contained herein or duly amended, which shall be known as the “LandAmerica Financial Group, Inc. Executive Voluntary Deferral Plan”.

1.28

Plan Year:  The calendar year during which a Participant’s Bonus is earned.

1.29

Rate of Return:  The fixed rate of return for allocations made by a Participant to a Deferred Cash Account.  Such rate of return shall be eight percent (8%) until, if ever, increased by the Compensation Committee.

1.30

Retirement:  A Participant’s termination of employment with the Corporation or an Affiliate at or after age 65.

Article II

ELIGIBILITY AND PARTICIPATION

2.1

Eligibility.  Each Eligible Executive shall be eligible to participate in the Plan and to defer Bonus for such Plan Year as provided in this Plan.  Any questions as to whether an executive of the Corporation or an Affiliate is eligible to participate shall be determined by the Administrator, in its sole discretion, in accordance with Corporation policy, if any, on such matters.

2.2

Participation.

(a)

In order to become an Active Participant and to make Deferral Contributions with respect to a Plan Year, an Eligible Executive must file with the Administrator a Deferral Election, in accordance with the terms and conditions set forth in Section 3.2.  Such Deferral Election must be filed no later than the December 31 preceding such Plan Year or at such earlier time as may be set by the Committee in its sole discretion.

(b)

By executing and filing such election with the Administrator, an Eligible Executive consents and agrees to the following:

(i)

To execute such applications and take such physical examinations and to supply truthfully and completely such information as may be requested by any health questionnaire provided by the Administrator;

(ii)

To be bound by all terms and conditions of the Plan and all amendments thereto.

2.3

Commencement of Active Participation. An Eligible Executive shall become an Active Participant with respect to a Plan Year only if he is expected to have Bonus during such Plan Year, and he timely files and has in effect a Deferral Election for such Plan Year.

2.4

Length of Participation. An individual who is or becomes a Participant shall be or remain an Active Participant as long as he has a Deferral Election in effect; and he shall be or remain an Inactive

Participant as long as he is entitled to future benefits under the terms of the Plan and is not considered an Active Participant.

Article III

DETERMINATION OF DEFERRAL

3.1

Deferral Benefit. For purposes hereof, a Participant’s Deferral Benefit shall be the balance in his Deferred Cash Account and his Deferred Stock Unit Account at the time in question.

3.2

Deferral Election.

(a)

Subject to the restrictions and conditions hereinafter provided, a Participant may irrevocably elect, as a Deferral Contribution with respect to a Plan Year, to defer part of the Participant’s Bonus for a given Plan Year, which is specified in his Deferral Election for such Plan Year in accordance with the conditions set forth in this Section 3.2.  Any such Deferral Election must be filed with the Administrator at the time required under Section 2.2(a).

(b)

The following conditions apply:

(i)

The maximum Deferral Contribution with respect to any Participant for a Plan Year shall be ninety-five percent (95%) of his Bonus for such Plan Year, and such election shall be expressed by the Participant’s indication of (x) the excess of a dollar level, (y) a stated percentage, or (z) a stated percentage of the excess of a dollar level of the Participant’s Bonus for a given Plan Year.

(ii)

Deferral Contributions shall be credited to the Participant’s account as of the last day of the month in which the Bonus would otherwise be paid to the Participant. The Participant shall indicate on his election form how the Deferral Contribution is to be allocated between the Participant’s Deferred Cash Account and the Participant’s Deferred Stock Unit Account. To the extent that a Participant elects to defer amounts into his Deferred Cash Account, the Participant’s Deferred Cash Account shall be credited with the dollar amount of the Deferral Contribution allocated to such Account. To the extent that a Participant elects to defer amounts into his Deferred Stock Unit Account, the Participant’s Deferred Stock Unit Account shall be credited with that number of Deferred Stock Units determined by dividing the dollar amount of the Participant’s Deferral Contribution to the Deferred Stock Unit Account by the Closing Price on the day the Deferred Stock Units are credited to the Participant’s Account.

 (iii)

A Participant who makes a Deferral Contribution for a given Plan Year into the Participant’s Deferred Stock Unit Account shall receive a Deferral Premium of additional Deferred Stock Units equal to twenty percent (20%) of the Participant’s Deferral Contribution to his Deferred Stock Unit Account for such Plan Year.  The Deferral Premium shall be credited to the Participant’s Deferred Stock Unit Account in addition to the Deferred Stock Units received as a result of the election to defer the Participant’s Bonus, although such Deferral Premium shall be subject to certain vesting requirements set forth in (ix) below.  The Deferral Premium shall be credited to the Participant’s Deferred Stock Unit Account as of the first day of March of the year following the Deferral Year.  The number of Deferred Stock Units credited shall be determined by dividing the Deferral Premium by the Closing Price on the day the Deferred Stock Units are credited to the Participant’s Account.

(iv)

A separate Deferral Election must be filed for each Plan Year.

 (v)

Each Deferral Election shall be made on a form provided by the Administrator and shall specify any such information as the Administrator may require.

(vi)

A Deferral Election must specify the manner of payment and the period of payment.  A Participant may elect to receive a lump sum payment or annual or quarterly installment payments over a term of years of up to fifteen years.

(vii)

A Deferral Election must specify the Benefit Commencement Date. The deferral period must be at least three (3) years.  The Benefit Commencement Date must be April 15 of the year payments are to begin and may be (i) any April 15 that is at least three (3) years after the end of the Plan Year in which the Bonus is earned but no later than the Participant’s 70th birthday, or (ii) any April 15 that is at least three (3) years after the end of the Plan Year in which the Bonus is earned but no later than the Participant’s 70th birthday, or the April 15 following Participant’s termination of employment with the Corporation or an Affiliate. The Benefit Commencement Date specified in the Participant’s Deferral Election may be accelerated upon the Participant’s death, Disability, Retirement or upon a Change of Control as further provided in this Plan.  In the event a Participant has elected a Benefit Commencement Date for a Plan Year prior to the 2004 Plan Year other than the 15th day of April, such Benefit Commencement Date shall be the 15th day of April of the year that includes the elected Benefit Commencement Date.

(viii)

A Participant shall have the option of postponing the elected Benefit Commencement Date of a Deferral Benefit whether from the Participant’s Deferred Cash Account or Deferred Stock Unit Account by making an irrevocable election to roll over such Deferral Benefit at least one year before such Benefit Commencement Date, provided that the Participant may not postpone the elected Benefit Commencement Date past the Participant’s 70th birthday. A Participant shall make such election on a form designated by the Administrator.

(ix)

The Participant shall forfeit a Deferral Premium (and any dividends credited to the Participant’s Deferred Stock Unit Account as a result of such Deferral Premium) if the Participant separates from service to the Corporation or an Affiliate before the third anniversary of the first day of March of the year following the Deferral Year (second anniversary in the case of deferral contributions for Plan Years prior to the 2004 Plan Year) for any reason other than (x) on account of the Participant’s death, Disability or Retirement or (y) following a Change of Control with respect to Deferral Premiums earned before the Change of Control.

3.3

Subtractions from Deferred Cash Account and Deferred Stock Unit Account.  All distributions from a Participant’s Deferred Cash Account and Deferred Stock Unit Account shall be subtracted when such distributions are made.

3.4

Crediting of Interest to Deferred Cash Account.  There shall be credited to each Participant’s Deferred Cash Account an amount representing interest on the balance of such account.  Interest shall be credited as earned.  Such interest shall be based on the applicable Rate of Return for the Plan Year.  The Participant shall forfeit fifty percent (50%) of any interest earned with respect to a Deferral Contribution if the Participant separates from service to the Corporation or an Affiliate before the third anniversary of the first day of March of the year following the Deferral Year other than (x) on account of the Participant’s death, Disability or Retirement or (y) following a Change of Control with respect to Deferral Contributions made before the Change of Control; provided, however, this forfeiture provision shall not apply to interest earned on Deferral Contributions made for Plan Years before the 2004 Plan Year.

3.5

Equitable Adjustment in Case of Error or Omission. If an error or omission is discovered in the Deferred Cash Account and Deferred Stock Unit Account of a Participant, the Administrator shall make such equitable adjustments as the Administrator deems appropriate.

3.6

Statement of Benefits. Within a reasonable time after the end of the Plan Year and at the date a Participant’s Deferral Benefit or Death Benefit becomes payable under the Plan, the Administrator shall provide to each Participant (or, if deceased, to his Beneficiary) a statement of the benefit under the Plan.

Article IV

ACCOUNTS AND INVESTMENTS

4.1

Accounts.  A separate Account under the Plan shall be established for each Participant.  Such Account shall be (a) credited with the amounts credited in accordance with Section 3.2, (b) credited (or charged, as the case may be) with the investment results determined in accordance with Section 4.2, and (c) charged with the amounts paid by the Plan to or on behalf of the Participant in accordance with Article VII.  With each Participant’s Account, separate subaccounts including a Deferred Stock Unit Account and a Deferred Cash Account shall be maintained.

4.2

Deferred  Stock Units.  Except as provided below, a Participant’s Deferred Stock Unit Account shall be treated as if it were invested in Deferred Stock Units that are equivalent in value to the fair market value of the shares of the Corporation’s common stock in accordance with the following rules:

(a)

The number of Deferred Stock Units credited to a Participant’s Deferred Stock Unit Account shall be increased on each date on which a dividend is paid on the Corporation’s common stock.  The number of additional Deferred Stock Units credited to a Participant’s Deferred Stock Unit Account as a result of such increase shall be determined by (i) multiplying the total number of Deferred Stock Units (with fractional Deferred Stock Units rounded off to the nearest thousandth) credited to the Participant’s Deferred Stock Unit Account immediately before such increase by the amount of the dividend paid per share of the Corporation’s common stock on the dividend payment date, and (ii) dividing the product so determined by the Closing Price on the dividend payment date.

(b)

The dollar value of the Deferred Stock Units credited to a Participant’s Deferred Stock Unit Account on any date shall be determined by multiplying the number of Deferred Stock Units (including fractional Deferred Stock Units) credited to the Participant’s Deferred Stock Unit Account by the Closing Price on that date.

(c)

In the event of a transaction or event described in this subsection (c), the number of Deferred Stock Units credited to a Participant’s Deferred Stock Unit Account shall be adjusted in such manner as the Board, in its sole discretion, deems equitable.  A transaction or event is described in this subsection (c) if (i) it is a dividend (other than regular quarterly dividends) or other distribution (whether in the form of cash, shares, other securities, or other property), extraordinary cash dividend, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, repurchase, or exchange of shares or other securities, the issuance or exercisability of stock purchase rights, the issuance of warrants or other rights to purchase shares or other securities, or other similar corporate transaction or event and (ii) the Board determines that such transaction or event affects the shares of the Corporation’s common stock, such that an adjustment pursuant to this paragraph (c) is appropriate to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

4.3

Hypothetical Nature of Accounts and Investments.  Each Account established under this Article IV shall be maintained for bookkeeping purposes only.  Neither the Plan nor any of the Accounts established under the Plan shall hold any actual funds or assets.  The Deferred Stock Units established hereunder shall be used solely to determine the amounts to be paid hereunder, shall not represent an equity security of the Corporation, and shall not carry any voting or dividend rights.

Article V

VESTING

5.1

Vesting.  A Participant’s Deferred Cash Account and Deferred Stock Unit Account shall be fully vested and non-forfeitable at all times, except that Deferral Premiums and any dividends credited to the Participant’s Deferred Stock Unit Account as a result of such Deferral Premiums shall vest as provided in Section 3.2 (ix) and interest credited to the Participant’s Deferred Cash Account shall vest as provided in Section 3.4.

Article VI

DEATH BENEFITS

6.1

Pre-Benefit Commencement Date Death Benefit. In the event that a Participant dies prior to his Benefit Commencement Date, the Beneficiary of such Participant shall be entitled to receive as a Death Benefit an amount equal to the Deferral Benefit that the Participant would have received had the Participant lived to the Benefit Commencement Date and received the full Deferral Benefit.  This Death Benefit shall be calculated by (a) increasing the Participant’s Account by the value of any amounts deferred by the Participant that have not yet been credited to the Account, (b) crediting the Participant’s Deferred Stock Unit Account with any Deferral Premiums owed to the Participant that have not been credited, and (c) increasing the value of the Participant’s Deferred Cash Account by the amount that would have been credited as interest at the Rate of Return from the date of death through the Participant’s Benefit Commencement Date assuming, for purposes of this additional interest crediting only, the Participant’s Deferred Stock Unit Account had been converted to a Deferred Cash Account and added to the Participant’s existing Deferred Cash Account as of the first day of the month following the Participant’s date of death.  This Death Benefit shall be paid pursuant to the Participant’s election form except that the payment shall be made, or begin, no more than ninety (90) days after the Participant’s date of death.  To the extent not paid out in a lump sum payment, the Participant’s Deferred Stock Unit Account will continue to be credited with additional Deferred Stock Units in accordance with Section 4.2 and the Participant’s Deferred Cash Account, as adjusted by this Section 6.1, shall accrue interest thereafter at the Rate of Return.

6.2

Post-Benefit Commencement Date Death Benefit.  In the event that a Participant dies after his Benefit Commencement Date, then the Beneficiary of such Participant shall be entitled to receive as a Death Benefit a continuation of the payment of the Deferral Benefit in the same manner and in the same amount that the Participant would have received had the Participant lived to receive the Deferral Benefit.

Article VII

PAYMENT OF BENEFITS

7.1

Payment of Deferral Benefit.  A Participant’s Deferral Benefit, if any, shall become payable to the Participant as of the Benefit Commencement Date specified in his Deferral Election and shall be made as soon thereafter as is administratively practical.  A Participant shall be paid his Deferral Benefit in a lump sum or in periodic installment payments payable quarterly or annually for the period irrevocably elected by the Participant pursuant to Section 3.2.  If the Participant has elected to receive the Deferral Benefit in installments, each of the Participant’s installment payments shall be comprised of accrued interest, if any, and that portion of the Participant’s Deferral Benefit equal to the balances in the Participant’s Deferred Cash Account and Deferred Stock Unit Account divided by the number of remaining installment payments to be made to the Participant.  Annual installment payments shall be made as of the 15th day of April of each year and shall be made as soon thereafter as administratively practical.  Quarterly installments shall be made as of the 15th day of each January, April, July and October and shall be made as soon thereafter as administratively practical.

7.2

Payment of Death Benefit.  A Participant’s Death Benefit shall be payable to his Beneficiary as set forth in Article VI.

7.3

Form of Payment of Deferral Benefit.  A Participant’s Deferred Stock Unit Account shall be paid in shares of the Corporation’s common stock with fractional shares paid in cash, and the Deferred Cash Account shall be paid in cash.

7.4

Benefit Determination and Payment Procedure. The Administrator has the authority, in its sole discretion and judgment to make all determinations concerning eligibility for benefits under the Plan, the time or terms of payment, and the form or manner of payment to the Participant or the Participant’s Beneficiary, in the event of the death or Disability of the Participant.  The Administrator shall promptly notify the Corporation of each such determination that benefit payments are due and provide to the Corporation all other information necessary to allow the Corporation to carry out said determination, whereupon the Corporation shall pay such benefits in accordance with the Administrator’s determination.

7.5

Payments to Minors and Incompetents. If a Participant or Beneficiary entitled to receive any benefits hereunder is a minor or is adjudged to be legally incapable of giving valid receipt and discharge for such benefits, or is deemed so by the Administrator, benefits will be paid to such person as the Administrator may designate for the benefit of such Participant or Beneficiary.  Such payments shall be considered a payment to such Participant or Beneficiary and shall, to the extent made, be deemed a complete discharge of any liability for such payments under the Plan.

7.6

Distribution of Benefit When Distributee Cannot Be Located. The Administrator shall make all reasonable attempts to determine the identity and/or whereabouts of a Participant or a Participant’s Beneficiary entitled to benefits under the Plan, including the mailing by certified mail of a notice to the last known address shown on the Corporation’s or the Administrator’s records.  If the Administrator is unable to locate such a person entitled to benefits hereunder, or if there has been no claim made for such benefits, the Corporation shall continue to hold the benefit due such person, subject to any applicable statute of escheats.

7.7

Deferral Benefit Upon Disability or Retirement.  In the event of the Participant’s Disability or Retirement prior to his selected Benefit Commencement Date, the Participant’s Benefit Commencement Date shall be adjusted to the first day of the month following the Participant’s Retirement or Disability.  The Participant’s Account shall be increased as of such date by (i) the value of any amounts deferred by the Participant that have not yet been credited to the Participant’s Account and (ii) any Deferral Premium owed to the Participant that has not been credited.  To the extent not paid out in a lump sum payment, the Deferred Stock Unit Account of a Participant who has elected to receive his Deferral Benefit in installments shall continue to be credited with additional Deferred Stock Units in accordance with Section 4.2. The Deferred Cash Account shall continue to accrue interest at the Rate of Return. The Participant’s Deferral Benefit shall be paid in the manner prescribed on the Participant’s election form, except with regard to the Participant’s originally selected Benefit Commencement Date.

Article VIII

BENEFICIARY DESIGNATION

8.1

Beneficiary Designation.

(a)

A Participant may designate a Beneficiary and a contingent Beneficiary.  Any Beneficiary designation made hereunder shall be effective only if properly signed and dated by the Participant and delivered to the Administrator prior to the time of the Participant’s death.  The most recent Beneficiary designation received by the Administrator shall be the effective Beneficiary designation for all Plan Years and shall supercede all prior Beneficiary designations unless specifically designated otherwise.  Any Beneficiary designation hereunder shall remain effective until changed or revoked hereunder.

(b)

A Beneficiary designation may be changed by the Participant at any time, or from time to time, by filing a new designation in writing with the Administrator.

(c)

If the Participant dies without having designated a Beneficiary or a contingent Beneficiary or if the Participant dies and the Beneficiary and contingent Beneficiary so named by the Participant have both predeceased the Participant, then the Participant’s estate shall be deemed to be his Beneficiary.  In the event that the Participant dies and the Beneficiary so named by the Participant has predeceased the Participant, then the surviving contingent Beneficiary, if any, shall be the Beneficiary.

(d)

If a Beneficiary of the Participant shall survive the Participant but shall die before the Participant’s entire benefit under the Plan has been distributed, then the unpaid balance thereof shall be distributed to any other beneficiary named by the deceased Beneficiary to receive his interest or, if none, to the estate of the deceased Beneficiary.

Article IX

WITHDRAWALS

9.1

No Withdrawals Permitted. No withdrawals or other distributions shall be permitted from the Deferred Cash Account and Deferred Stock Unit Account except as specifically provided in Articles VII and IX.

9.2

Hardship Exemption.

(a)

A distribution of a portion of the Participant’s Deferral Account because of an Unforeseeable Emergency will be permitted only to the extent required by the Participant to satisfy the emergency need.  Whether an Unforeseeable Emergency has occurred will be determined solely by the Administrator. Distributions in the event of an Unforeseeable Emergency may be made by and with the approval of the Administrator upon written request by a Participant.

(b)

An “Unforeseeable Emergency” is defined as a severe financial hardship to the Participant resulting from a sudden and unexpected illness or accident of the Participant or of a dependent of the Participant, loss of the Participant’s property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the Participant’s control. The circumstances that will constitute an Unforeseeable Emergency will depend upon the facts of each case, but, in any event, any distribution under this Section 9.2 shall not exceed the remaining amount required by the Participant to resolve the hardship after (i) reimbursement or compensation through insurance or otherwise, (ii) obtaining liquidation of the Participant’s assets, to the extent such liquidation would not itself cause a severe financial hardship, or (iii) suspension of deferrals under the Plan.

Article X

FUNDING

10.1

Funding.

(a)

All Plan Participants and Beneficiaries are general unsecured creditors of the Corporation with respect to the benefits due hereunder and the Plan constitutes a mere promise by the Corporation to make benefit payments in the future.  It is the intention of the Corporation that the Plan be considered unfunded for tax purposes.

(b)

The Corporation may, but is not required to, purchase life insurance in amounts sufficient to provide some or all of the benefits provided under this Plan or may otherwise segregate assets for such purpose.

(c)

The Corporation may, but is not required to, establish a grantor trust which may be used to hold assets of the Corporation which are maintained as reserves against the Corporation’s unfunded, unsecured obligations hereunder.  Such reserves shall at all times be subject to the claims of the Corporation’s creditors.  To the extent such trust or other vehicle is established, and assets contributed, for the purpose of fulfilling the Corporation’s obligation hereunder, then such obligation of the Corporation shall be reduced to the extent such assets are utilized to meet its obligations hereunder.  Any such trust and the assets held thereunder are intended to conform in substance to the terms of the model trust described in Revenue Procedure 92-64.

Article XI

CHANGE OF CONTROL

11.1

Change of Control.

A “Change of Control” shall mean:

(a)

The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (i) the then outstanding shares of common stock of the Corporation (the “Outstanding Corporation Common Stock”) or (ii) the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the “Outstanding Corporation Voting Securities”); provided, however, that for purposes of this subsection (a), the following acquisitions shall not constitute a Change of Control: (i) any acquisition directly from the Corporation, (ii) any acquisition by the Corporation, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any corporation controlled by the Corporation or (iv) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (c) of this Section; or

(b)

Individuals who, as of the date hereof, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Corporation’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(c)

Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Corporation (a “Business Combination”), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation a corporation which as a result of such transaction owns the Corporation or all or substantially all of the Corporation’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities, as the case may be, (ii) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Corporation or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

(d)

Approval by the shareholders of the Corporation of a complete liquidation or dissolution of the Corporation.

Notwithstanding the foregoing, for purposes of subsection (a) of this Section, a Change of Control shall not be deemed to have taken place if, as a result of an acquisition by the Corporation which reduces the Outstanding Corporation Common Stock or the Outstanding Corporation Voting Securities, the beneficial ownership of a Person increases to 20% or more of the Outstanding Corporation Common Stock or the Outstanding Corporation Voting Securities; provided, however, that if a Person shall become the beneficial owner of 20% or more of the Outstanding Corporation Common Stock or the Outstanding Corporation Voting Securities by reason of share purchases by the Corporation and, after such share purchases by the Corporation, such Person becomes the beneficial owner of any additional shares of the Outstanding Corporation Common Stock or the Outstanding Corporation Voting Stock, for purposes of subsection (a) of this Section, a Change of Control shall be deemed to have taken place.

11.2

Effect of Change of Control.

(a)

Upon a Change of Control, the Corporation shall establish, if one has not been established, a grantor trust, as described in Section 10.1(c) and shall contribute to such trust within seven (7) days of the Change of Control and within thirty (30) days of the end of each Plan Year thereafter, a lump sum payment equal to the difference between the aggregate value of all Participants’ Accounts and the value of the assets of the trust on the date of the Change of Control or end of the Plan Year.

(b)

Notwithstanding any other provision in any other Article of this Plan to the contrary, in the event a Participant separates from service to the Corporation or an Affiliate within three (3) years following a Change of Control, other than on account of the Participant’s death, Disability or Retirement, (i) the value of all amounts deferred by a Participant which have not yet been credited to the Participant’s Account and (ii) the value of such Participant’s Account shall be paid to Participant in a lump-sum payment no later than thirty (30) days after the date of the Participant’s separation from service.  The value of such Participant’s Deferred Stock Unit Account shall be paid in shares of the Corporation’s common stock (or an Acquiring Corporation’s stock as provided in Section 11.2(c), below) with fractional shares paid in cash and the value of such Participant’s Deferred Cash Account shall be paid in cash.

(c)

Upon a Change of Control, each Participant’s Deferred Stock Unit Account shall be adjusted as provided in Section 4.2(c).  The amount of such adjustment shall be determined by the Board (which, for this purpose, shall be comprised solely of employee members of the Board prior to the Change of Control) so as to reflect fairly and equitably appropriate circumstances as the Board deems appropriate, including, without limitation, the recent price of shares of the Corporation’s common stock.  For purposes of adjustments under this Section 11.2(c), the value of a Participant’s Deferred Stock Unit Account shall be adjusted to the greater of (1) the Closing Price on or nearest the date on which the Change of Control is deemed to occur, or (2) the highest per share price for shares of the Corporation’s common stock actually paid in connection with the Change of Control.  In the event the consideration received in the Change of Control transaction by the holders of the Corporation’s common stock includes shares of stock of another corporation (an “Acquiring Corporation”), the adjustment under this Section 11.2(c) shall include converting each Deferred Stock Unit into units of stock of the Acquiring Corporation of the same class as the shares received by the holders of the Corporation’s common stock in the Change of Control transaction using the same exchange ratio as the exchange ratio used in the Change of Control transaction and such units shall be deemed to be equivalent in value to the fair market value of such shares of the Acquiring Corporation.  Such units shall thereafter be deemed to be Deferred Stock Units within the meaning of this Plan and accounted for and adjusted accordingly.  Any other adjustment made to a Deferred Stock Unit Account, including an adjustment relating to other consideration received in the Change of Control transaction by the holders of the Corporation’s common stock, shall be credited to the Participant’s Deferred Cash Account.

Article XII

PLAN ADMINISTRATOR

12.1

Appointment of Administrator.

(a)

The Corporation shall serve as the Administrator unless the Committee has appointed one or more persons to serve as the Plan Administrator (the “Administrator”) for the purpose of administering the Plan.  In the event more than one person is appointed, the persons shall form a committee for the purpose of functioning as the Administrator of the Plan.  If the Committee has so appointed an Administrator, the person or committeemen serving as Administrator shall serve for indefinite terms at the pleasure of the Committee, and may, by thirty (30) days prior written notice to the Committee, terminate such appointment.

12.2

Duties and Responsibilities of Plan Administrator.

(a)

The Administrator shall maintain and retain necessary records regarding its administration of the Plan.

(b)

The Administrator is empowered to settle claims against the Plan and to make such equitable adjustments in a Participant’s or Beneficiary’s rights or entitlements under the Plan as it deems appropriate in the event an error or omission is discovered or claimed in the operation or administration of the Plan as provided in Section 12.3.

(c)

The Administrator has the authority in its sole judgment and discretion to construe the Plan, correct defects, supply omissions or reconcile inconsistencies to the extent necessary to effectuate the Plan, and such action shall be conclusive and binding on all Participants.

12.3

Claims Procedures.

(a)

Any claim by a Participant or his or her Beneficiary (hereafter the “Claimant”) for benefits shall be submitted in writing to the Administrator.  The Administrator shall be responsible for deciding whether such claim is payable, or the claimed relief otherwise is allowable, under the provisions and rules of the Plan (a “Covered Claim”).  The Administrator otherwise shall be responsible for providing a full review of the Administrator’s decision with regard to any claim, upon a written request.

(b)

Each Claimant or other interested person shall file with the Administrator such pertinent information as the Administrator may specify, and in such manner and form as the Administrator may specify; and, such person shall not have any rights or be entitled to any benefits, or further benefits, hereunder, as the case may be, unless the required information is filed by the Claimant or on behalf of the Claimant.  Each

Claimant shall supply, at such times and in such manner as may be required, written proof that the benefit is covered under the Plan.  If it is determined that a Claimant has not incurred a Covered Claim or if the Claimant shall fail to furnish such proof as is requested, no benefits, or no further benefits, hereunder, as the case may be, shall be payable to such Claimant.

(c)

Notice of any decision by the Administrator with respect to a Claim generally shall be furnished to the Claimant within ninety (90) days following the receipt of the claim by the Administrator (or within ninety (90) days following the expiration of the initial ninety (90) day period in any case where there are special circumstances requiring extension of time for processing the claim).  If special circumstances require an extension of time for processing the claim, written notice of the extension shall be furnished by the Administrator to the Claimant.

(d)

Commencement of benefit payments shall constitute notice of approval of a claim to the extent of the amount of the approved benefit.  If such claim shall be wholly or partially denied, such notice shall be in writing.  If the Administrator fails to notify the Claimant of the decision regarding his or her claim in accordance with the “Claims Procedure” provisions, the claim shall be “deemed” denied; and, the Claimant then shall be permitted to proceed with the claims review procedure provided for herein.

(e)

Within sixty (60) days following receipt by the Claimant of notice of the claim denial, or within sixty (60) days following the date of a deemed denial, the Claimant may appeal denial of the claim by filing a written application for review with the Administrator.  Following such request for review, the Administrator shall fully review the decision denying the claim.  The decision of the Administrator then shall be made within sixty (60) days following receipt by the Administrator of a timely request for review (or within one hundred and twenty (120) days after such receipt, in a case where there are special circumstances requiring an extension of time for reviewing such denied claim).  The Administrator shall deliver its decision to the Claimant in writing.  If the decision on review is not furnished within the prescribed time, the claim shall be deemed denied on review.

(f)

For all purposes under the Plan, the decision with respect to a claim (if no review is requested) and the decision with respect to a claims review (if requested), shall be final, binding and conclusive on all Participants, Beneficiaries and other interested parties, as to all matters relating to the Plan and Plan benefits.  Further, each claims determination under the Plan shall be made in the absolute and exclusive discretion and authority of the Committee.

Article XIII

AMENDMENT OR TERMINATION OF PLAN

13.1

Amendment or Termination of the Plan.  The Plan may be terminated or amended at any time by the Board, effective as of any date specified.  Any such action taken by the Board shall be evidenced by a resolution and shall be communicated to Participants and Beneficiaries prior to the effective date thereof.  No amendment or termination shall decrease a Participant’s Deferral Benefit accrued prior to the effective date of the amendment or termination. The Board reserves the right to unilaterally shorten the deferral period of any Participant hereunder in its sole discretion if, in its sole discretion, it determines that to do so will be fair and equitable to the Participant.

Article XIV

MISCELLANEOUS

14.1

Non-assignability. The interests of each Participant under the Plan are not subject to claims of the Participant’s creditors; and neither the Participant nor his Beneficiary shall have any right to sell, assign, transfer or otherwise convey the right to receive any payments hereunder or any interest under the Plan, which payments and interest are expressly declared to be non-assignable and non-transferable.

14.2

Notices and Elections. All notices required to be given in writing and all elections required to be made in writing under any provision of the Plan shall be invalid unless made on such forms as may be provided or approved by the Administrator and, in the case of a notice or election by a Participant or Beneficiary, unless executed by the Participant or Beneficiary giving such notice or making such election.  Notices and elections shall be deemed given or made when received by any member of the committee that serves as Administrator.

14.3

Delegation of Authority.  Whenever the Corporation is permitted or required to perform any act, such act may be performed by its Chief Executive Officer or President or other person duly authorized by its Chief Executive Officer or President or its Board.

14.4

Service of Process. The Administrator shall be the agent for service of process on the Plan.

14.5

Governing Law. The Plan shall be construed, enforced and administered in accordance with the laws of the Commonwealth of Virginia.

14.6

Binding Effect. The Plan shall be binding upon and inure to the benefit of the Corporation, its successors and assigns, and the Participant and his heirs, executors, administrators and legal representatives.

14.7

Severability.  If any provision of the Plan should for any reason be declared invalid or unenforceable by a court of competent jurisdiction, the remaining provisions shall nevertheless remain in full force and effect.

14.8

Gender and Number. In the construction of the Plan, the masculine shall include the feminine or neuter and the singular shall include the plural and vice-versa in all cases where such meanings would be appropriate.

14.9

Titles and Captions. Titles and captions and headings herein have been inserted for convenience of reference only and are to be ignored in any construction of the provisions hereof.

14.10

Stock Subject to Plan.  Up to 800,000 shares of the Corporation’s common stock may be distributed pursuant to Section 7.3. In the event of a transaction described in Section 4.2(c), the maximum number of shares that may be distributed shall be adjusted as the Board, in its sole discretion, deems appropriate.

14.11

Effective Date/Term.  This Plan, as amended and restated, has been approved by the Board, effective January 1, 2004, subject, however, to approval by the shareholders of the Corporation entitled to vote at the 2004 Annual Meeting of Shareholders.  No Deferral Contributions may be made under the Plan for any Plan Year ending after December 31, 2013. Except as provided in Section 13.1, the expiration or termination of this Plan with respect to Deferral Contributions shall not shorten the deferral period of any Participant.

Appendix D

LANDAMERICA FINANCIAL GROUP, INC.

OUTSIDE DIRECTORS DEFERRAL PLAN

Effective January 1, 1995, the Board of Directors of Lawyers Title Corporation adopted the Outside Directors Deferral Plan, under which non-employee directors of Lawyers Title Corporation had the opportunity to defer receipt of certain compensation until retirement or departure from the Board.

The Board of Directors determined it to be in the best interests of the Corporation to allow non-employee directors of the Corporation to continue to have the opportunity to defer receipt of certain compensation until retirement or departure from the Board provided that the deferred amounts are aligned with the interests of the Corporation by being tied to the performance of the Corporation’s common stock.  Therefore, effective April 1, 1998, the Board of Directors adopted the LandAmerica Financial Group, Inc. Outside Directors Deferral Plan.  The Board of Directors has now determined it to be in the best interest of the Corporation to make certain amendments to the Outside Directors Deferral Plan adopted April 1, 1998 to align the benefits available to non-employee directors under the Outside Directors Deferral Plan with the benefits provided to participants in Corporation’s Executive Voluntary Deferral Plan.

Pursuant to action taken by the Board of Directors, the following LandAmerica Financial Group, Inc. Outside Directors Deferral Plan (the “Plan”) is hereby amended and restated as follows:

Article I

DEFINITION OF TERMS

The following words and terms as used in this  Plan  shall  have  the  meaning  set  forth  below,  unless  a different meaning is clearly required by the context:

1.1

Account:  A bookkeeping account established for a Participant under Article IV hereof.

1.2

Administrator:  The Executive Compensation Committee of the Board is the Plan Administrator unless responsibility is delegated as provided for in Article XII hereof.

1.3

Affiliate:  Any subsidiary, parent, affiliate, or other related business entity to the Corporation.

1.4

Beneficiary:  The person or persons designated by a Participant or otherwise entitled pursuant to Section 8.1 to receive benefits under the Plan attributable to such Participant after the death of such Participant.

1.5

Benefit Commencement Date:  The date irrevocably elected by the Participant pursuant to Section 3.3, which date may not be later than the Participant’s 70th birthday.  The same Benefit Commencement Date shall be required for all Deferral Contributions made and Deferral Benefits attributable to a Deferral Year.

1.6

Board:  The present and any succeeding Board of Directors of the Corporation, unless such term is used with respect to a particular Affiliate and its Directors, in which event it shall mean the present and any succeeding Board of Directors of that Affiliate.

1.7

Closing Price:  The closing price of a share of common stock of the Corporation as reported on the New York Stock Exchange composite tape on such day or, if the common stock of the Corporation was not traded on the New York Stock Exchange on such day, then on the next preceding day that the common stock of the Corporation was traded on such exchange, all as reported by such source as the Administrator may select.

1.8

Code:  The Internal Revenue Code of 1986, as the same may be amended from time to time.

1.9

Compensation:  Fees payable to a Participant for service as a member of the Board, including (i) annual retainer fee (“Retainer”) and (ii) meeting or committee fees (collectively referred to as “Additional Fees”) paid by the Corporation to an Eligible Director, but excluding any such compensation deferred from a prior period, expense reimbursement and allowances and benefits not normally paid in cash to the Participant.

1.10

Corporation:  LandAmerica Financial Group, Inc., or any successor thereto.

1.11

Death Benefit:  The benefit with respect to a Participant due a Participant’s Beneficiary, determined in accordance with Article VI hereof.

1.12

Deferral Amount:  With respect to each Plan Year, the sum of the Deferral Contributions of a Participant with respect to his Retainer and/or his Additional Fees to be paid during the Plan Year.

1.13

Deferral Benefit:  The balance in a Participant’s Deferred Cash Account and Deferred Stock Unit Account.

1.14

Deferral Contributions:  That portion of a Participant’s Compensation which is deferred under the Plan or which has been deferred under the Former Plan.

1.15

Deferral Year:  The Plan Year with respect to which a Deferral Contribution is made.  For purposes hereof, a Deferral Contribution is considered made with respect to the Plan Year in which the amount would otherwise have been paid to the Participant.

1.16

Deferral Election:  An irrevocable election of a Deferral Amount in writing executed by the Eligible Director or Participant and timely filed with the Administrator.

1.17

Deferred Cash Account:  An unfunded, bookkeeping account maintained on the books of the Corporation for a Participant which reflects his interest in amounts attributable to his Deferred Contributions under the Former Plan.  The Deferred Cash Account of a Participant consists of his Deferral Contributions made under the Former Plan with respect to Compensation earned after December 31, 1994 and before April 1, 1998.  Separate subdivisions of the Deferred Cash Account shall continue to be maintained to reflect Deferral Contributions made and Deferral Benefits attributable with respect to each Deferral Year and within each Deferral Year, the Deferral Contributions and Deferral Benefits attributable to Deferral Contributions of Retainer and Deferral Contributions of Additional Fees.

1.18

Deferred Stock Unit:  A hypothetical share of the Corporation’s common stock.

1.19

Deferred Stock Unit Account:  An unfunded, bookkeeping account maintained on the books of the Corporation for a Participant which reflects his interest in amounts attributable to his Deferred Contributions under the Plan.  The Deferred Stock Unit Account of a Participant consists of his Deferral Contributions made under the Plan with respect to Compensation earned after April 1, 1998.  Separate subdivisions of the Deferred Stock Unit Account shall be maintained to reflect Deferral Contributions made and Deferral Benefits attributable with respect to each Deferral Year and within each Deferral Year, the Deferral Contributions and Deferral Benefits attributable to Deferral Contributions of Retainer and Deferral Contributions of Additional Fees.

1.20

Director:  An individual who serves as a member of the Board.

1.21

Effective Date:  The Effective Date of the Plan is April 1, 1998.

1.22

Eligible Director:  A Director who is not an employee of the Corporation and who has not reached the age of 65 before the Deferral Year.

1.23

Former Plan:  The Lawyers Title Corporation Outside Directors Deferral Plan effective January 1, 1995.

1.24

Participant:  An Eligible Director who elects to participate in the Plan, and further differentiated as follows:

(i)

“Active Participant”: A Participant who has an election to make Deferral Contributions to the Plan in effect at the time in question.

(ii)

“Inactive Participant”: A Participant who does not have an election to make Deferral Contributions to the Plan in effect at the time in question.

1.25

Plan:  This document, as contained herein or duly amended, which shall be known as the “LandAmerica Financial Group, Inc. Outside Directors Deferral Plan”.

1.26

Plan Year:  The calendar year or any Short Plan Year.

1.27

Rate of Return:  Nine percent (9%) for the 1995 through 1999 Deferral Years, and nine percent (9%) for Deferral Years after 1999 until, if ever, increased by the Compensation Committee.

1.28

Short Plan Year:  The remaining portion of the calendar year after the Effective Date of this Plan.

Article II

ELIGIBILITY AND PARTICIPATION

2.1

Eligibility.  Each Eligible Director shall be eligible to participate in the Plan and to defer Compensation hereunder for such Plan Year.

2.2

Notice and Election Regarding Active Participation.

(a)

The Administrator shall notify each Eligible Director within a reasonable period of time prior to the beginning of each Plan Year.

(b)

In order to become an Active Participant and to make Deferral Contributions with respect to a Plan Year, an Eligible Director must file with the Administrator a Deferral Election, as provided in Section 3.3 which is effective as of the first day of the Plan Year, such election must be filed by the date established by the Administrator, which date shall be no later than the December 31 preceding such Plan Year or the last day before the commencement of a Short Plan Year, whichever is applicable.

(c)

By executing and filing such election with the Administrator, an Eligible Director consents and agrees to the following:

(i)

To execute such applications and take such physical examinations and to supply truthfully and completely such information as may be requested by any health questionnaire provided by the Administrator;

(ii)

To be bound by all terms and conditions of the Former Plan, the Plan and all amendments thereto.

2.3

Commencement of Active Participation. An Eligible Director shall become an Active Participant with respect to a Plan Year only if he is expected to have Compensation during such Plan Year, and he timely files and has in effect a Deferral Election for such Plan Year.

2.4

Length of Participation. An individual who is or becomes a Participant shall be or remain an Active Participant as long as he has a Deferral Election in effect; and he shall be or remain an Inactive Participant as long as he is entitled to future benefits under the terms of the Plan and is not considered an Active Participant.

Article III

DETERMINATION OF DEFERRAL

3.1

Deferral Benefit. For purposes hereof, a Participant’s Deferral Benefit shall be the balance in his Deferred Cash Account and his Deferred Stock Unit Account at the time in question.

3.2

Transition Credits.  Each Participant who has a balance standing to his credit in the Former Plan as of April 1, 1998,  shall be permitted a one-time election, on or before April 1, 1998, to convert all or a portion of the balance standing to his credit in the Former Plan to Deferred Stock Units as of April 1, 1998.  A Participant who elects to convert all or a portion of his Deferral Account (as defined in the Former Plan) in the Former Plan to Deferred Stock Units shall be credited with the number of Deferred Stock Units determined by dividing the portion of his Deferred Cash Account under the Former Plan on April 1, 1998 for which such election is made, by the Closing Price on the date of the Participant’s election.  If the formula produces a fractional Deferred Stock Unit, then the fractional Deferred Stock shall be rounded off to the nearest thousandth and credited to the Participant.  Once a Participant has made an election under this Section 3.2 to convert some or all of his Deferred Cash Account to Deferred Stock Units of the Corporation, the Corporation’s rights and obligations, if any, with respect to the Deferred Stock Units will be governed by this Plan.

3.3

Deferral Election.

(a)

Subject to the restrictions and conditions hereinafter provided, a Participant may irrevocably elect, as a Deferral Contribution with respect to a Plan Year, to receive an amount of his Compensation which is specified by his Deferral Election for such Plan Year in the form of Deferred Stock Units.  Any such election must be filed with the Administrator at the time required under Section 2.2(b).

(b)

The following conditions apply:

(i)

The maximum Deferral Contribution of Retainer with respect to any Participant for a Plan Year shall be one hundred percent (100%) of his Retainer for such Plan Year and such election shall be made in whole dollar amounts. A Participant who elects to receive his Retainer in Deferred Stock Units shall have credited to his Deferred Stock Unit Account as of the first day of each calendar quarter the number of Deferred Stock Units determined by dividing that portion of his accrued, deferred Retainer for the quarter (determined by dividing the amount of such Retainer previously selected by the Participant to be applied to the purchase of Deferred Stock Units by four) by the Closing Price as of the first day of such calendar quarter.

(ii)

The maximum Deferral Contribution of Additional Fees with respect to any Participant for a Plan Year shall be one hundred percent (100%) of his Additional Fees for such Plan Year and such election shall be made in twenty-five percent (25%) increments.  A Participant who elects to receive his Additional Fees in Deferred Stock Units shall have credited to his Deferred Stock Unit Account as of the first day of the month following the month in which such Additional Fees are accrued the number of Deferred Stock Units determined by dividing the deferred portion of his Additional Fees by the Closing Price as of the day the Deferred Stock Units are credited to his Account.

(iii)

A Participant who elects to defer one hundred percent (100%) of his Compensation shall receive additional Deferred Stock Units equal to twenty percent (20%) of said Participant’s Compensation for the Plan Year.  Such Deferred Stock Units shall be credited to the Participant in addition to the Deferred Stock Units received as a result of the election to defer the Retainer and Additional Fees in the manner provided by subsections (i) and (ii) above.

(iv)

A separate Deferral Election must be filed for each Plan Year.

(v)

Each Deferral Election shall be made on a form provided by the Administrator and shall specify the Deferral Amount and source of deferrals and such additional information as the Administrator may require.

(vi)

A Deferral Election must specify the period of payment.  A Participant may elect to receive a lump sum payment or annual or quarterly installment payments over periods of five, ten or fifteen years beginning on the January 1 after age 55, 60 or 65.

(vii)

A Participant shall have the option of postponing the elected Benefit Commencement Date of a Deferral Benefit specified in 3.3 (b) (vi) above by making an irrevocable election to roll over such Deferral Benefit at least one year before such Deferral Benefit is payable, provided that the Participant may not change his previous allocation of amounts to his Deferred Cash Account and Deferred Stock Unit Account at such time and provided that the Participant may not postpone the elected Benefit Commencement Date past the January 1 following the Participant’s 70th birthday. A Participant shall make such election on a form designated by the Administrator.

3.4

Subtractions from Deferred Cash Account and Deferred Stock Unit Account. All distributions from a Participant’s Deferred Cash Account and Deferred Stock Unit Account shall be subtracted when such distributions are made.

3.5

Crediting of Interest to Deferred Cash Account.  There shall be credited to each Participant’s Deferred Cash Account an amount representing interest on the balance of such account.  Under the Former Plan, the interest was credited as of the first day of the Deferral Year. Under this Plan, interest shall be credited as earned.  Such interest shall be based on the applicable Rate of Return for the Deferral Year.

3.6

Equitable Adjustment in Case of Error or Omission. If an error or omission is discovered in the Deferred Cash Account and Deferred Stock Unit Account of a Participant, the Administrator shall make such equitable adjustment as the Administrator deems appropriate.

3.7

Statement of Benefits. Within a reasonable time after the end of the Plan Year and at the date a Participant’s Deferral Benefit or Death Benefit becomes payable under the Plan, the Administrator shall provide to each Participant (or, if deceased, to his Beneficiary) a statement of the benefit under the Plan.

Article IV

ACCOUNTS AND INVESTMENTS

4.1

Accounts.  A separate Account under the Plan shall be established for each Participant.  Such Account shall be (a) credited with the amounts credited in accordance with Sections 3.2 and 3.3, (b) credited (or charged, as the case may be) with the investment results determined in accordance with Sections 4.2 and 4.3, and (c) charged with the amounts paid by the Plan to or on behalf of the Participant in accordance with Article VII.  With each Participant’s Account, separate subaccounts (including, as necessary, a Deferred Stock Unit Account and a Deferred Cash Account) shall be maintained to the extent that the Board determines them necessary or useful in the administration of the Plan.

4.2

Deferred Stock Units.  Except as provided below, a Participant’s Deferred Stock Unit Account shall be treated as if it were invested in Deferred Stock Units that are equivalent in value to the fair market value of the shares of the Corporation’s common stock in accordance with the following rules:

(a)

The number of Deferred Stock Units credited to a Participant’s Deferred Stock Unit Account shall be increased on each date on which a dividend is paid on the Corporation’s common stock.  The number of additional Deferred Stock Units credited to a Participant’s Deferred Stock Unit Account as a result of such increase shall be determined by (i) multiplying the total number of Deferred Stock Units (with fractional Deferred Stock Units rounded off to the nearest thousandth) credited to the Participant’s Deferred Stock Unit Account immediately before such increase by the amount of the dividend paid per share of the Corporation’s common stock on the dividend payment date, and (ii) dividing the product so determined by the Closing Price on the dividend payment date.

(b)

The dollar value of the Deferred Stock Units credited to a Participant’s Deferred Stock Unit Account on any date shall be determined by multiplying the number of Deferred Stock Units (including fractional Deferred Stock Units) credited to the Participant’s Deferred Stock Unit Account by the Closing Price on that date.

(c)

In the event of a transaction or event described in this subsection (c), the number of Deferred Stock Units credited to a Participant’s Deferred Stock Unit Account shall be adjusted in such manner as the Board, in its sole discretion, deems equitable.  A transaction or event is described in this subsection (c) if (i) it is a dividend (other than regular quarterly dividends) or other distribution (whether in the form of cash, shares, other securities, or other property), extraordinary cash dividend, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, repurchase, or exchange of shares or other securities, the issuance or exercisability of stock purchase rights, the issuance of warrants or other rights to purchase shares or other securities, or other similar corporate transaction or event and (ii) the Board determines that such transaction or event affects the shares of the Corporation’s common stock, such that an adjustment pursuant to this paragraph (c) is appropriate to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

4.3

Hypothetical Nature of Accounts and Investments.  Each Account established under this Article IV shall be maintained for bookkeeping purposes only.  Neither the Plan nor any of the Accounts established under the Plan shall hold any actual funds or assets.  The Deferred Stock Units established hereunder shall be used solely to determine the amounts to be paid hereunder, shall not represent an equity security of the Corporation, and shall not carry any voting or dividend rights.

Article V

VESTING

5.1

Vesting.  A Participant’s Deferred Cash Account and Deferred Stock Unit Account shall be fully vested and non-forfeitable at all times.

Article VI

DEATH BENEFITS

6.1

Pre-Benefit Commencement Date Death Benefit. In the event that a Participant dies prior to his Benefit Commencement Date, the Beneficiary of such Participant shall be entitled to receive as a Death Benefit an amount equal to the Deferral Benefit that the Participant would have received had the Participant lived to the Benefit Commencement Date and received the full Deferral Benefit.  This Death Benefit shall be calculated by increasing the value of the Participant’s Deferred Cash Account by the amount that would have been credited as interest at the Rate of Return from the date of death through the Participant’s Benefit Commencement Date assuming, for purposes of this additional interest crediting only, the Participant’s Deferred Stock Unit Account had been converted to a Deferred Cash Account and added to the Participant’s existing Deferred Cash Account as of the first day of the month following the Participant’s date of death.  This Death Benefit shall be paid pursuant to the Participant’s election form except that the payment shall be made, or begin, on the first of January after the Participant’s date of death.  To the extent not paid out in a lump sum payment, the Participant’s Deferred Stock Unit Account will continue to be credited with additional Deferred Stock Units in accordance with Section 4.2 and the Participant’s Deferred Cash Account, as adjusted by this Section 6.1, shall accrue interest thereafter at the Rate of Return.

6.2

Post-Benefit Commencement Date Death Benefit.  In the event that a Participant dies after his Benefit Commencement Date, then the Beneficiary of such Participant shall be entitled to receive as a Death Benefit a continuation of the payment of the Deferral Benefit in the same manner and in the same amount that the Participant would have received had the Participant lived to receive the Deferral Benefit.

Article VII

PAYMENT OF BENEFITS

7.1

Payment of Deferral Benefit.  A Participant’s Deferral Benefit, if any, shall become payable to the Participant as of the Benefit Commencement Date specified in his Deferral Election or as soon thereafter as is administratively practical.  If the Participant has elected to receive the Deferral Benefit in installments, each of the Participant’s installment payments shall be comprised of accrued interest, if any, and that portion of the Participant’s Deferral Benefit equal to the balances in the Participant’s Deferred Cash Account and Deferred Stock Unit Account divided by the number of remaining installment payments to be made to the Participant.

7.2

Payment of Death Benefit.  A Participant’s pre-commencement Death Benefit shall be payable to his Beneficiary as set forth in Article VI.  A Participant’s post-commencement Death Benefit shall be paid in installments payable over the period irrevocably elected by the Participant pursuant to his Deferral Election.

7.3

Form of Payment of Deferral Benefit.  A Participant’s Deferred Stock Unit Account shall be paid in shares of the Corporation’s common stock, with fractional shares paid in cash, and the Deferred Cash Account shall be paid in cash.

7.4

Benefit Determination and Payment Procedure. The Administrator shall make all determinations concerning eligibility for benefits under the Plan, the time or terms of payment, and the form or manner of payment to the Participant or the Participant’s Beneficiary, in the event of the death of the Participant.  The Administrator shall promptly notify the Corporation of each such determination that benefit payments are due and provide to the Corporation all other information necessary to allow the Corporation to carry out said determination, whereupon the Corporation shall pay such benefits in accordance with the Administrator’s determination.

7.5

Payments to Minors and Incompetents.  If a Participant or Beneficiary entitled to receive any benefits hereunder is a minor or is adjudged to be legally incapable of giving valid receipt and discharge for such benefits, or is deemed so by the Administrator, benefits will be paid to such person as the Administrator may designate for the benefit of such Participant or Beneficiary.  Such payments shall be considered a payment to such Participant or Beneficiary and shall, to the extent made, be deemed a complete discharge of any liability for such payments under the Plan.

7.6

Distribution of Benefit When Distributee Cannot Be Located.  The Administrator shall make all reasonable attempts to determine the identity and/or whereabouts of a Participant or a Participant’s Beneficiary entitled to benefits under the Plan, including the mailing by certified mail of a notice to the last known address shown on the Corporation’s or the Administrator’s records.  If the Administrator is unable to locate such a person entitled to benefits hereunder, or if there has been no claim made for such benefits, the Corporation shall continue to hold the benefit due such person, subject to any applicable statute of escheats.

Article VIII

BENEFICIARY DESIGNATION

8.1

Beneficiary Designation.

(a)

A Participant may designate a Beneficiary.  Any Beneficiary designation made hereunder shall be effective only if properly signed and dated by the Participant and delivered to the Administrator prior to the time of the Participant’s death.  The most recent Beneficiary designation received by the Administrator shall be the effective Beneficiary designation for all Plan Years and shall supercede all prior Beneficiary designations unless specifically designated otherwise.  Any Beneficiary designation hereunder shall remain effective until changed or revoked hereunder.

(b)

A Beneficiary designation may be changed by the Participant at any time, or from time to time, by filing a new designation in writing with the Administrator.

(c)

If the Participant dies without having designated a Beneficiary, or if the Beneficiary so designated has predeceased him, then his estate shall be deemed to be his Beneficiary.

(d)

If a Beneficiary of the Participant shall survive the Participant but shall die before the Participant’s entire benefit under the Plan has been distributed, then the unpaid balance thereof shall be distributed to any other beneficiary named by the deceased Beneficiary to receive his interest or, if none, to the estate of the deceased Beneficiary.

Article IX

WITHDRAWALS

9.1

No Withdrawals Permitted.  No withdrawals or other distributions shall be permitted from the Deferred Cash Account and Deferred Stock Unit Account except as provided in Article VII.

9.2

Hardship Exemption.

(a)

A distribution of a portion of the Participant’s Deferral Account because of an Unforeseeable Emergency will be permitted only to the extent required by the Participant to satisfy the emergency need.  Whether an Unforeseeable Emergency has occurred will be determined solely by the Administrator. Distributions in the event of an Unforeseeable Emergency may be made by and with the approval of the Administrator upon written request by a Participant.

(b)

An “Unforeseeable Emergency” is defined as a severe financial hardship to the Participant resulting from a sudden and unexpected illness or accident of the Participant or of a dependent of the Participant, loss of the Participant’s property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the Participant’s control. The circumstances that will constitute an Unforeseeable Emergency will depend upon the facts of each case, but, in any event, any distribution under this Section 9.2 shall not exceed the remaining amount required by the Participant to resolve the hardship after (i) reimbursement or compensation through insurance or otherwise, (ii) obtaining liquidation of the Participant’s assets, to the extent such liquidation would not itself cause a severe financial hardship, or (iii) suspension of deferrals under the Plan.

Article X

FUNDING

10.1

Funding.

(a)

All Plan Participants and Beneficiaries are general unsecured creditors of the Corporation with respect to the benefits due hereunder and the Plan constitutes a mere promise by the Corporation to make benefit payments in the future.  It is the intention of the Corporation that the Plan be considered unfunded for tax purposes.

(b)

The Corporation may, but is not required to, purchase life insurance in amounts sufficient to provide some or all of the benefits provided under this Plan or may otherwise segregate assets for such purpose.

(c)

The Corporation may, but is not required to, establish a grantor trust which may be used to hold assets of the Corporation which are maintained as reserves against the Corporation’s unfunded, unsecured obligations hereunder.  Such reserves shall at all times be subject to the claims of the Corporation’s creditors.  To the extent such trust or other vehicle is established, and assets contributed, for the purpose of fulfilling the Corporation’s obligation hereunder, then such obligation of the Corporation shall be reduced to the extent such assets are utilized to meet its obligations hereunder.  Any such trust and the assets held thereunder are intended to conform in substance to the terms of the model trust described in Revenue Procedure 92-64.

Article XI

CHANGE OF CONTROL

11.1

Change of Control.

A “Change of Control” shall mean

(a)

The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (i) the then outstanding shares of common stock of the Corporation (the “Outstanding Corporation common stock”) or (ii) the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the “Outstanding Corporation Voting Securities”); provided, however, that for purposes of this subsection (a), the following acquisitions shall not constitute a Change of Control: (i) any acquisition directly from the Corporation, (ii) any acquisition by the Corporation, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any corporation controlled by the Corporation or (iv) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (c) of this Section; or

(b)

Individuals who, as of the date hereof, constitute the Board “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Corporation’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(c)

Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Corporation (a “Business Combination”), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Corporation common stock and Outstanding Corporation Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation a corporation which as a result of such transaction owns the Corporation or all or substantially all of the Corporation’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Corporation common stock and Outstanding Corporation Voting Securities, as the case may be, (ii) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Corporation or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

(d)

Approval by the shareholders of the Corporation of a complete liquidation or dissolution of the Corporation.

Notwithstanding the foregoing, for purposes of subsection (a) of this Section, a Change of Control shall not be deemed to have taken place if, as a result of an acquisition by the Corporation which reduces the Outstanding Corporation common stock or the Outstanding Corporation Voting Securities, the beneficial ownership of a Person increases to 20% or more of the Outstanding Corporation common stock or the Outstanding Corporation Voting Securities; provided, however, that if a Person shall become the beneficial owner of 20% or more of the Outstanding Corporation common stock or the Outstanding Corporation Voting Securities by reason of share purchases by the Corporation and, after such share purchases by the Corporation, such Person becomes the beneficial owner of any additional shares of the Outstanding Corporation common stock or the Outstanding Corporation Voting Stock, for purposes of subsection (a) of this Section, a Change of Control shall be deemed to have taken place.

11.2

Effect of Change of Control.

(a)

Upon a Change of Control, the Corporation shall establish, if one has not been established, a grantor trust, as described in Section 10.1(c) and shall contribute to such trust within seven (7) days of the Change of Control and within thirty (30) days of the end of each Plan Year thereafter, a lump sum payment equal to the difference between the aggregate value of all Participants’ Accounts and the value of the assets of the trust on the date of the Change of Control or end of the Plan Year.

(b)

Notwithstanding any other provision in any other Article of this Plan to the contrary, in the event a Participant ceases to serve as a Director of the Corporation (or as a Director of any publicly held acquiring parent corporation in the event the Corporation is not the surviving publicly held parent corporation in the Change of Control transaction) within three (3) years following a Change of Control, (i) the value of all amounts deferred by a Participant which have not yet been credited to the Participant’s Account and (ii) the value of such Participant’s Account shall be paid to the Participant in a lump-sum payment no later than thirty (30) days after the date of the Participant’s separation from service.  The value of such Participant’s Deferred Stock Unit Account shall be paid in shares of the Corporation’s common stock (or an Acquiring Corporation’s stock as provided in Section 11.2(c), below), with fractional shares paid in cash and the value of such Participant’s Deferred Cash Account shall be paid in cash.

(c)

Upon a Change of Control, each Participant’s Stock Unit Account shall be adjusted as provided in Section 4.1(c).  The amount of such adjustment shall be determined by the Board (which, for this purpose, shall be comprised solely of employee members of the Board prior to the Change of Control) so as to reflect fairly and equitably appropriate circumstances as the Board deems appropriate, including, without limitation, the recent price of shares of the Corporation’s common stock.  For purposes of adjustments under this Section 11.2(c), the value of a Participant’s Deferred Stock Unit Account shall be adjusted to the greater of (1) the Closing Price on or nearest the date on which the Change of Control is deemed to occur, or (2) the highest per share price for shares of the Corporation’s common stock actually paid in connection with the Change of Control.  In the event the consideration received in the Change of Control transaction by the holders of the Corporation’s common stock includes shares of stock of another corporation (an “Acquiring Corporation”), the adjustment under this Section 11.2(c) shall include converting each Deferred Stock Unit into units of stock of the Acquiring Corporation of the same class as the shares received by the holders of the Corporation’s common stock in the Change of Control transaction using the same exchange ratio as the exchange ratio used in the Change of Control transaction and such units shall be deemed to be equivalent in value to the fair market value of such shares of the Acquiring Corporation.  Such units shall thereafter be deemed to be Deferred Stock Units within the meaning of this Plan and accounted for and adjusted accordingly.   Any other adjustment made to a Deferred Stock Unit Account, including an adjustment relating to other consideration received in the Change of Control transaction by the holders of the Corporation’s common stock, shall be credited to the Participant’s Deferred Cash Account.

Article XII

PLAN ADMINISTRATOR

12.1

Appointment of Administrator.  The Executive Compensation Committee may appoint one or more persons to serve as the Plan Administrator (the “Administrator”) for the purpose of administering the Plan.  In the event more than one person is appointed, the persons shall form a committee for the purpose of functioning as the Administrator of the Plan.  The person or committeemen serving as Administrator shall serve for indefinite terms at the pleasure of the Executive Compensation Committee, and may, by thirty (30) days prior written notice to the Executive Compensation Committee, terminate such appointment.

12.2

Duties and Responsibilities of Plan Administrator.

(a)

The Administrator shall maintain and retain necessary records regarding its administration of the Plan.

(b)

The Administrator is empowered to settle claims against the Plan and to make such equitable adjustments in a Participant’s or Beneficiary’s rights or entitlements under the Plan as it deems appropriate in the event an error or omission is discovered or claimed in the operation or administration of the Plan.

(c)

The Administrator may construe the Plan, correct defects, supply omissions or reconcile inconsistencies to the extent necessary to effectuate the Plan, and such action shall be conclusive.

Article XIII

AMENDMENT OR TERMINATION OF PLAN

13.1

Amendment or Termination of the Plan.  The Plan may be terminated or amended at any time by the Board, effective as of any date specified.  Any such action taken by the Board shall be evidenced by a resolution and shall be communicated to Participants and Beneficiaries prior to the effective date thereof.  No amendment or termination shall decrease a Participant’s Deferral Benefit accrued prior to the effective date of the amendment or termination. The Board reserves the right to unilaterally shorten the deferral period of any Participant hereunder in its sole discretion if, in its sole discretion, it determines that to do so will be fair and equitable to the Participant.

Article XIV

MISCELLANEOUS

14.1

Non-assignability. The interests of each Participant under the Plan are not subject to claims of the Participant’s creditors; and neither the Participant nor his Beneficiary shall have any right to sell, assign,  or otherwise convey the right to receive any payments hereunder or any interest under the Plan, which payments and interest are expressly declared to be non-assignable and non-transferable.

14.2

Notices and Elections. All notices required to be given in writing and all elections required to be made in writing under any provision of the Plan shall be invalid unless made on such forms as may be provided or approved by the Administrator and, in the case of a notice or election by a Participant or Beneficiary, unless executed by the Participant or Beneficiary giving such notice or making such election.  Notices and elections shall be deemed given or made when received by any member of the committee that serves as Administrator.

14.3

Delegation of Authority.  Whenever the Corporation is permitted or required to perform any act, such act may be performed by its Chief Executive Officer or President or other person duly authorized by its Chief Executive Officer or President or its Board.

14.4

Service of Process. The Administrator shall be the agent for service of process on the Plan.

14.5

Governing Law. The Plan shall be construed, enforced and administered in accordance with the laws of the Commonwealth of Virginia.

14.6

Binding Effect. The Plan shall be binding upon and inure to the benefit of the Corporation, its successors and assigns, and the Participant and his heirs, executors, administrators and legal representatives.

14.7

Severability.  If any provision of the Plan should for any reason be declared invalid or unenforceable by a court of competent jurisdiction, the remaining provisions shall nevertheless remain in full force and effect.

14.8

Gender and Number. In the construction of the Plan, the masculine shall include the feminine or neuter and the singular shall include the plural and vice-versa in all cases where such meanings would be appropriate.

14.9

Titles and Captions. Titles and captions and headings herein have been inserted for convenience of reference only and are to be ignored in any construction of the provisions hereof.

14.10

Stock Subject to Plan.  Up to 100,000 shares of the Corporation’s common stock may be distributed pursuant to Section 7.3.  In the event of a transaction described in Section 4.2(c), the maximum number of shares that may be distributed shall be adjusted as the Board, in its sole discretion, deems appropriate.

14.11

Effective Date/Term.  This Plan, as amended and restated, has been approved by the Board, effective January 1, 2004, subject, however, to approval by the shareholders of the Corporation entitled to vote at the 2004 Annual Meeting of Shareholders.  No Deferral Contributions may be made under the Plan for any Plan Year ending after December 31, 2013. Except as provided in Section 13.1, the expiration or termination of this Plan with respect to Deferral Contributions shall not shorten the deferral period of any Participant.

[FORM OF PROXY AND VOTING INSTRUCTIONS]

LANDAMERICA FINANCIAL GROUP, INC.

April 12, 2004

Dear Shareholder:

Please take note of the important information enclosed with this Proxy.  There are issues related to the management and operation of the Company that require your immediate attention and approval.  These are discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.  You may vote by mail, by telephone or over the Internet.

If you would like to vote by mail, please mark the boxes on the proxy card to indicate how your shares shall be voted.  Then sign the card, detach it and return it in the enclosed postage paid envelope.

If you would like to vote by telephone or over the Internet, please follow the steps set forth on the proxy card.

Your vote must be received prior to the Annual Meeting of Shareholders on May 26, 2004.

Thank you in advance for your prompt consideration of these matters.

Sincerely,

Charles H. Foster, Jr.

Chairman and Chief Executive Officer

DETACH HERE

LANDAMERICA FINANCIAL GROUP, INC.

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Wm. Chadwick Perrine, G. William Evans and Michelle H. Gluck, and each or any of them, proxies for the undersigned, with power of substitution, to vote all of the shares of Common Stock of LandAmerica Financial Group, Inc. held of record by the undersigned on April 2, 2004, at the Annual Meeting of Shareholders of LandAmerica Financial Group, Inc. to be held at 9:00 a.m. on May 26, 2004, and at any adjournments thereof, upon the matters listed on the reverse side, as more fully set forth in the Proxy Statement, and for the transaction of such other business as may properly come before the Meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED ON THE REVERSE SIDE BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES AND FOR PROPOSALS 2, 3 AND 4.

PLEASE VOTE, DATE, AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

HAS YOUR ADDRESS CHANGED?

DO YOU HAVE ANY COMMENTS?

_______________________________

________________________________

_______________________________

________________________________

_______________________________

________________________________

(continued, and to be DATED and SIGNED on reverse side)

LANDAMERICA FINANCIAL GROUP, INC.

C/O EQUISERVE TRUST COMPANY, N.A.

P. O. BOX 8694

EDISON, NJ 08818-8694

Your vote is important.  Please vote immediately.

Vote-by-Internet Log on to the Internet and go to http://www.eproxyvote.com/lfg	OR	Vote-by-Telephone Call toll free 1-877-PRX-VOTE (1-877-779-8683)

If you vote over the Internet or by telephone, please do not mail your card.

DETACH HERE IF YOU ARE RETURNING YOUR VOTING INSTRUCTION CARD BY MAIL

[X]  Please mark votes

         as in this example.

The Board of Directors recommends a vote FOR all nominees named in Proposal 1 and a vote FOR each of Proposals 2, 3 and 4.
LANDAMERICA FINANCIAL GROUP, INC.
COMMON STOCK

		FOR	AGAINST	ABSTAIN
1. Election of Directors.	2. Approval of Amendments to the LandAmerica Financial Group, Inc. 2000 Stock Incentive Plan.			
Nominees: (01) Theodore L. Chandler, Jr., (02) Charles H. Foster, Jr.,	3. Approval of the LandAmerica Financial Group, Inc. Executive Voluntary Deferral Plan.			
(03) Robert T. Skunda and (04) Marshall B. Wishnack	4. Approval of the LandAmerica Financial Group, Inc. Outside Directors Deferral Plan.			
For Withhold All   From All Nominees Nominees
________________________
For all nominees except as noted above
Mark box at right if an address change or comment has  been noted on the reverse side of this card.
Please be sure to sign and date this Proxy.
Please sign exactly as your name(s) appear(s) on this Proxy Card. Attorneys-in-fact, executors, trustees, guardians, corporate officers, etc., should give full title.
Signature: ____________________________ Date:______________ Signature:____________________________ Date:______________

LANDAMERICA FINANCIAL GROUP, INC.

April 12, 2004

Dear Participant:

Please take note of the important information enclosed with this Voting Instruction.  There are issues related to the management and operation of the Company that require your immediate attention and approval.  These are discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.  You may vote by mail, by telephone or over the Internet.

If you would like to vote by mail, please mark the boxes on the Voting Instruction to indicate how your shares will be voted.  Then sign the Voting Instruction, detach it and return it in the enclosed postage paid envelope.

If you would like to vote by telephone or over the Internet, please follow the steps set forth on the Voting Instruction.

Your vote must be received prior to the Annual Meeting of Shareholders on May 26, 2004.

Thank you in advance for your prompt consideration of these matters.

Sincerely,

Charles H. Foster, Jr.

Chairman and Chief Executive Officer

DETACH HERE

LANDAMERICA FINANCIAL GROUP, INC.

TO TRUSTEE, UNIVERSAL LEAF TOBACCO COMPANY, INCORPORATED
AND DESIGNATED AFFILATED COMPANIES EMPLOYEES' STOCK PURCHASE PLAN

This Voting Instruction is Solicited on Behalf of the Board of Directors of
LandAmerica Financial Group, Inc.

Pursuant to Section 13.02 of the Universal Leaf Tobacco Company, Incorporated and Designated Affilated Companies Employees' Stock Purchase Plan, you are directed to vote, in person or by proxy, the whole shares of Common Stock of LandAmerica Financial Group, Inc. credited to the undersigned Participant's Account as of March 15, 2004, at the Annual Meeting of Shareholders of LandAmerica Financial Group, Inc. to be held at 9:00 a.m. on May 26, 2004, and at any adjournments thereof, upon the matters listed on the reverse side, as more fully set forth in the Proxy Statement, and for the transaction of such other business as may properly come before the Meeting.

THIS VOTING INSTRUCTION, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED ON THE REVERSE SIDE BY THE UNDERSIGNED PARTICIPANT. IF NO DIRECTION IS MADE, OR IF A VOTING INSTRUCTION IS NOT PROPERLY EXECUTED AND RECEIVED BY THE TRUSTEE, THE SHARES OF LANDAMERICA FINANCIAL GROUP, INC. COMMON STOCK CREDITED TO YOUR PARTICIPANT'S ACCOUNT WILL BE VOTED IN THE SAME PROPORTION AS THOSE SHARES OF LANDAMERICA FINANCIAL GROUP, INC. COMMON STOCK FOR WHICH THE TRUSTEE HAS RECEIVED PROPER VOTING INSTRUCTIONS WITH RESPECT TO THE NOMINEES AND PROPOSALS 2, 3 AND 4.

PLEASE VOTE, DATE, AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

HAS YOUR ADDRESS CHANGED?

DO YOU HAVE ANY COMMENTS?

_______________________________

________________________________

_______________________________

________________________________

_______________________________

________________________________

(continued, and to be DATED and SIGNED on reverse side)

LANDAMERICA FINANCIAL GROUP, INC.

C/O EQUISERVE TRUST COMPANY, N.A.

P. O. BOX 8694

EDISON, NJ 08818-8694

Your vote is important.  Please vote immediately.

Vote-by-Internet Log on to the Internet and go to http://www.eproxyvote.com/lfg	OR	Vote-by-Telephone Call toll free 1-877-PRX-VOTE (1-877-779-8683)

If you vote over the Internet or by telephone, please do not mail your card.

DETACH HERE IF YOU ARE RETURNING YOUR VOTING INSTRUCTION CARD BY MAIL

[X]  Please mark votes

         as in this example.

The Board of Directors recommends a vote FOR all nominees named in Proposal 1 and a vote FOR each of Proposals 2, 3 and 4.
LANDAMERICA FINANCIAL GROUP, INC.
UNIVERSAL LEAF TOBACCO COMPANY, INCORPORATED AND DESIGNATED AFFILATED COMPANIES EMPLOYEES' STOCK PURCHASE PLAN

		FOR	AGAINST	ABSTAIN
1. Election of Directors.	2. Approval of Amendments to the LandAmerica Financial Group, Inc. 2000 Stock Incentive Plan.			
Nominees: (01) Theodore L. Chandler, Jr., (02) Charles H. Foster, Jr.,	3. Approval of the LandAmerica Financial Group, Inc. Executive Voluntary Deferral Plan.			
(03) Robert T. Skunda and (04) Marshall B. Wishnack	4. Approval of the LandAmerica Financial Group, Inc. Outside Directors Deferral Plan.			
For Withhold All   From All Nominees Nominees
________________________
For all nominees except as noted above
Mark box at right if an address change or comment has  been noted on the reverse side of this card.
Please be sure to sign and date this Voting Instruction Card.
Please sign exactly as your name(s) appear(s) on this Voting Instruction Card. Attorneys-in-fact, executors, trustees, guardians, corporate officers, etc., should give full title.
Signature: ____________________________ Date:______________ Signature:____________________________ Date:______________

LANDAMERICA FINANCIAL GROUP, INC.

April 12, 2004

Dear Participant:

Please take note of the important information enclosed with this Voting Instruction.  There are issues related to the management and operation of the Company that require your immediate attention and approval.  These are discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.  You may vote by mail, by telephone or over the Internet.

If you would like to vote by mail, please mark the boxes on the Voting Instruction to indicate how your shares will be voted.  Then sign the Voting Instruction, detach it and return it in the enclosed postage paid envelope.

If you would like to vote by telephone or over the Internet, please follow the steps set forth on the Voting Instruction.

Your vote must be received prior to the Annual Meeting of Shareholders on May 26, 2004.

Thank you in advance for your prompt consideration of these matters.

Sincerely,

Charles H. Foster, Jr.

Chairman and Chief Executive Officer

DETACH HERE

LANDAMERICA FINANCIAL GROUP, INC.

TO ADMINISTRATOR, LAWYERS TITLE INSURANCE CORPORATION
1995 STOCK PURCHASE PLAN

This Voting Instruction is Solicited on Behalf of the Board of Directors of
LandAmerica Financial Group, Inc.

Pursuant to Section 10 of the Lawyers Title Insurance Corporatoon 1995 Stock Purchase Plan, you are directed to vote, in person or by proxy, the whole shares of Common Stock of LandAmerica Financial Group, Inc. credited to the undersigned Participant's Account as of February 29, 2004, at the Annual Meeting of Shareholders of LandAmerica Financial Group, Inc. to be held at 9:00 a.m. on May 26, 2004, and at any adjournments thereof, upon the matters listed on the reverse side, as more fully set forth in the Proxy Statement, and for the transaction of such other business as may properly come before the Meeting.

THIS VOTING INSTRUCTION, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED ON THE REVERSE SIDE BY THE UNDERSIGNED PARTICIPANT. IF NO DIRECTION IS MADE, OR IF A VOTING INSTRUCTION IS NOT PROPERLY EXECUTED AND RECEIVED BY THE ADMINISTRATOR, THE ADMINISTRATOR MAY VOTE THE SHARES AT ITS DISCRETION.

PLEASE VOTE, DATE, AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

HAS YOUR ADDRESS CHANGED?

DO YOU HAVE ANY COMMENTS?

_______________________________

________________________________

_______________________________

________________________________

_______________________________

________________________________

(continued, and to be DATED and SIGNED on reverse side)

LANDAMERICA FINANCIAL GROUP, INC.

C/O EQUISERVE TRUST COMPANY, N.A.

P. O. BOX 8694

EDISON, NJ 08818-8694

Your vote is important.  Please vote immediately.

Vote-by-Internet Log on to the Internet and go to http://www.eproxyvote.com/lfg	OR	Vote-by-Telephone Call toll free 1-877-PRX-VOTE (1-877-779-8683)

If you vote over the Internet or by telephone, please do not mail your card.

DETACH HERE IF YOU ARE RETURNING YOUR VOTING INSTRUCTION CARD BY MAIL

[X]  Please mark votes

         as in this example.

The Board of Directors recommends a vote FOR all nominees named in Proposal 1 and a vote FOR each of Proposals 2, 3 and 4.
LANDAMERICA FINANCIAL GROUP, INC.
LAWYERS TITLE INSURANCE CORPORATION 1995 STOCK PURCHASE PLAN

		FOR	AGAINST	ABSTAIN
1. Election of Directors.	2. Approval of Amendments to the LandAmerica Financial Group, Inc. 2000 Stock Incentive Plan.			
Nominees: (01) Theodore L. Chandler, Jr., (02) Charles H. Foster, Jr.,	3. Approval of the LandAmerica Financial Group, Inc. Executive Voluntary Deferral Plan.			
(03) Robert T. Skunda and (04) Marshall B. Wishnack	4. Approval of the LandAmerica Financial Group, Inc. Outside Directors Deferral Plan.			
For Withhold All   From All Nominees Nominees
________________________
For all nominees except as noted above
Mark box at right if an address change or comment has  been noted on the reverse side of this card.
Please be sure to sign and date this Voting Instruction Card.
Please sign exactly as your name(s) appear(s) on this Voting Instruction Card. Attorneys-in-fact, executors, trustees, guardians, corporate officers, etc., should give full title.
Signature: ____________________________ Date:______________ Signature:____________________________ Date:______________

LANDAMERICA FINANCIAL GROUP, INC.

April 12, 2004

Dear Participant:

Please take note of the important information enclosed with this Voting Instruction.  There are issues related to the management and operation of the Company that require your immediate attention and approval.  These are discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.  You may vote by mail, by telephone or over the Internet.

If you would like to vote by mail, please mark the boxes on the Voting Instruction to indicate how your shares will be voted.  Then sign the Voting Instruction, detach it and return it in the enclosed postage paid envelope.

If you would like to vote by telephone or over the Internet, please follow the steps set forth on the Voting Instruction.

Your vote must be received prior to the Annual Meeting of Shareholders on May 26, 2004.

Thank you in advance for your prompt consideration of these matters.

Sincerely,

Charles H. Foster, Jr.

Chairman and Chief Executive Officer

DETACH HERE

LANDAMERICA FINANCIAL GROUP, INC.

TO TRUSTEE, LANDAMERICA FINANCIAL GROUP, INC.
SAVINGS AND STOCK OWNERSHIP PLAN

This Voting Instruction is Solicited on Behalf of the Board of Directors of
LandAmerica Financial Group, Inc.

Pursuant to Section 10.09 of the LandAmerica Financial Group, Inc. Savings and Stock Ownership Plan, you are directed to vote, in person or by proxy, the whole shares of Common Stock of LandAmerica Financial Group, Inc. credited to the undersigned Participant's Account as of April 2, 2004, at the Annual Meeting of Shareholders of LandAmerica Financial Group, Inc. to be held at 9:00 a.m. on May 26, 2004, and at any adjournments thereof, upon the matters listed on the reverse side, as more fully set forth in the Proxy Statement, and for the transaction of such other business as may properly come before the Meeting.

THIS VOTING INSTRUCTION, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED ON THE REVERSE SIDE BY THE UNDERSIGNED PARTICIPANT. IF NO DIRECTION IS MADE, OR IF A VOTING INSTRUCTION IS NOT PROPERLY EXECUTED AND RECEIVED BY THE TRUSTEE, THE SHARES OF LANDAMERICA FINANCIAL GROUP, INC. COMMON STOCK CREDITED TO YOUR PARTICIPANT'S ACCOUNT WILL BE VOTED IN THE SAME PROPORTION AS THOSE SHARES OF LANDAMERICA FINANCIAL GROUP, INC. COMMON STOCK FOR WHICH THE TRUSTEE HAS RECEIVED PROPER VOTING INSTRUCTIONS WITH RESPECT TO THE NOMINEES AND PROPOSALS 2, 3 AND 4.

PLEASE VOTE, DATE, AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

HAS YOUR ADDRESS CHANGED?

DO YOU HAVE ANY COMMENTS?

_______________________________

________________________________

_______________________________

________________________________

_______________________________

________________________________

(continued, and to be DATED and SIGNED on reverse side)

LANDAMERICA FINANCIAL GROUP, INC.

C/O EQUISERVE TRUST COMPANY, N.A.

P. O. BOX 8694

EDISON, NJ 08818-8694

Your vote is important.  Please vote immediately.

Vote-by-Internet Log on to the Internet and go to http://www.eproxyvote.com/lfg	OR	Vote-by-Telephone Call toll free 1-877-PRX-VOTE (1-877-779-8683)

If you vote over the Internet or by telephone, please do not mail your card.

DETACH HERE IF YOU ARE RETURNING YOUR VOTING INSTRUCTION CARD BY MAIL

[X]  Please mark votes

         as in this example.

The Board of Directors recommends a vote FOR all nominees named in Proposal 1 and a vote FOR each of Proposals 2, 3 and 4.
LANDAMERICA FINANCIAL GROUP, INC.
LANDAMERICA FINANCIAL GROUP, INC. SAVINGS AND STOCK OWNERSHIP PLAN

		FOR	AGAINST	ABSTAIN
1. Election of Directors.	2. Approval of Amendments to the LandAmerica Financial Group, Inc. 2000 Stock Incentive Plan.			
Nominees: (01) Theodore L. Chandler, Jr., (02) Charles H. Foster, Jr.,	3. Approval of the LandAmerica Financial Group, Inc. Executive Voluntary Deferral Plan.			
(03) Robert T. Skunda and (04) Marshall B. Wishnack	4. Approval of the LandAmerica Financial Group, Inc. Outside Directors Deferral Plan.			
For Withhold All   From All Nominees Nominees
________________________
For all nominees except as noted above
Mark box at right if an address change or comment has  been noted on the reverse side of this card.
Please be sure to sign and date this Voting Instruction Card.
Please sign exactly as your name(s) appear(s) on this Voting Instruction Card. Attorneys-in-fact, executors, trustees, guardians, corporate officers, etc., should give full title.
Signature: ____________________________ Date:______________ Signature:____________________________ Date:______________